--------------------------------------------------------------------------------

Securitized Products Group   [Morgan Stanley Logo Omitted]      February 9, 2004
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                             COLLATERAL TERM SHEET

                       ----------------------------------

                                 $1,222,296,000
                                  (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                      MORGAN STANLEY MORTAGE CAPITAL INC.
                            AS MORTGAGE LOAN SELLER

                       ----------------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3

                       ----------------------------------

                                 MORGAN STANLEY
                            LEAD BOOKRUNNING MANAGER


RBS GREENWICH CAPITAL                                        WACHOVIA SECURITIES
CO-MANAGER                                                            CO-MANAGER


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3


TRANSACTION FEATURES
>>       Seller:
-------------------------------------------------------------------------------
                                       NO. OF NO. OF   CUT-OFF DATE      % OF
SELLER                                 LOANS  PROPS.   BALANCE ($)       POOL
-------------------------------------------------------------------------------
 Morgan Stanley Mortgage Capital Inc.   89     120                       100.0
                                                      1,324,982,421
-------------------------------------------------------------------------------
 TOTAL:                                 89     120                       100.0
                                                      1,324,982,421
-------------------------------------------------------------------------------

>>   Loan Pool:

     o    Average Cut-off Date Balance: $14,887,443

     o    Largest Mortgage Loan by Cut-off Date Balance: $187,000,000

     o Five largest and ten largest loans: 39.7% and 55.6% of pool, respectively

>>   Credit Statistics:

     o    Weighted average debt service coverage ratio of 1.89x

     o Weighted average current loan-to-value ratio of 67.1%; weighted average balloon loan-to-value ratio of 59.8%

>>   Property Types:

                         [Graphic Omitted]

                    Retail              42%
                    Office              28%
                    Multifamily         11%
                    Industrial           4%
                    Hospitality          4%
                    Manufactured
                     Housing             4%
                    Other*               6%
                    Self Storage         3%

* "Other" includes Mixed Use, Fitness Center, Design Center and Showroom property types. Totals may not equal 100% due to rounding.


>>   Call Protection:

     o 82 loans (90.7% of the pool) have a lockout period ranging from 24 to 43 payments from origination, then defeasance provisions

     o 1 loan (4.0% of the pool) has a lockout period of 14 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%

     o 1 loan (2.8% of the pool) prohibits voluntary principal prepayments during a lock-out period, and following the lock-out period provide for a prepayment premium or yield maintenance charge and after the yield maintenance period permits the related borrower, to defease the loan by pledging direct, non-callable U.S. Treasury obligations and obtaining the release of the mortgaged property from the lien of the mortgage

     o 1 loan (1.1% of the pool) has a lockout period of 24 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permits defeasance two years following securitization

     o 2 loans (0.8% of the pool) has a lockout period of 59 payments from origination, then permits prepayment with yield maintenance

     o 1 loan (0.4% of the pool) has a lockout period of 60 payments from origination, then provides for a prepayment premium that, beginning five years from the date of the loan, is equal to 5% of the amount prepaid and decreases by 1% each succeeding year

     o 1 loan (0.3% of the pool) has no lockout period and the loan permits voluntary principal prepayments at any time if accompanied by a prepayment premium or yield maintenance charge

>> Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Trustee in addition to detailed payment and delinquency information. Information provided by the Trustee is expected to be available at www.etrustee.net. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Trustee's website at www.etrustee.net.

>> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

>> Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3

OFFERED CERTIFICATES
-------- --------------- ---------------- ----------------- ----------- ------------- ---------------- ---------------- ------------
                                                                                                                        CERTIFICATE
              INITIAL                                                                 EXPECTED FINAL       INITIAL       PRINCIPAL
            CERTIFICATE   SUBORDINATION       RATINGS        AVERAGE      PRINCIPAL    DISTRIBUTION     PASS-THROUGH      TO VALUE
  CLASS     BALANCE(1)        LEVELS       (MOODY'S/S&P)    LIFE(2)(3)   WINDOW(2)(4)     DATE(2)          RATE(5)        RATIO(6)
-------- --------------- ---------------- ----------------- ----------- ------------- ---------------- ---------------- ------------
A-1        $113,860,000       15.000%        Aaa / AAA         3.45         1 - 58        1/13/09           [ ]%           57.0%
-------- --------------- ---------------- ----------------- ----------- ------------- ---------------- ---------------- ------------
A-2        $319,750,000       15.000%        Aaa / AAA         5.90        58 - 76        7/13/10           [ ]%           57.0%
-------- --------------- ---------------- ----------------- ----------- ------------- ---------------- ---------------- ------------
A-3        $145,475,000       15.000%        Aaa / AAA         7.75        76 - 111       6/13/13           [ ]%           57.0%
-------- --------------- ---------------- ----------------- ----------- ------------- ---------------- ---------------- ------------
A-4        $547,150,000       15.000%        Aaa / AAA         9.73       111 - 118       1/13/14           [ ]%           57.0%
-------- --------------- ---------------- ----------------- ----------- ------------- ---------------- ---------------- ------------
B           $16,562,000       13.750%        Aa1 / AA+         9.86       118 - 118       1/13/14           [ ]%           57.9%
-------- --------------- ---------------- ----------------- ----------- ------------- ---------------- ---------------- ------------
C           $16,562,000       12.500%         Aa2 / AA         9.89       118 - 119       2/13/14           [ ]%           58.7%
-------- --------------- ---------------- ----------------- ----------- ------------- ---------------- ---------------- ------------
D           $13,250,000       11.500%        Aa3 / AA-         9.95       119 - 119       2/13/14           [ ]%           59.4%
-------- --------------- ---------------- ----------------- ----------- ------------- ---------------- ---------------- ------------
E           $19,875,000       10.000%         A1 / A+          9.95       119 - 119       2/13/14           [ ]%           60.4%
-------- --------------- ---------------- ----------------- ----------- ------------- ---------------- ---------------- ------------
F           $13,250,000        9.000%          A2 / A          9.95       119 - 119       2/13/14           [ ]%           61.1%
-------- --------------- ---------------- ----------------- ----------- ------------- ---------------- ---------------- ------------
G           $16,562,000        7.750%         A3 / A-          9.95       119 - 119       2/13/14           [ ]%           61.9%
-------- --------------- ---------------- ----------------- ----------- ------------- ---------------- ---------------- ------------



PRIVATE CERTIFICATES (7)
-------- ------------------- -------------- -------------- ----------- -------------- ---------------- ----------------- -----------
              INITIAL                                                                                                    CERTIFICATE
            CERTIFICATE                                                               EXPECTED FINAL       INITIAL        PRINCIPAL
             BALANCE OR      SUBORDINATION      RATINGS     AVERAGE      PRINCIPAL     DISTRIBUTION      PASS-THROUGH      TO VALUE
  CLASS  NOTIONAL AMOUNT(1)      LEVELS      (MOODY'S/S&P) LIFE(2)(3)  WINDOW(2)(4)       DATE(2)          RATE(5)         RATIO(6)
-------- ------------------- -------------- -------------- ----------- -------------- ---------------- ----------------- -----------
X-1(8)    $1,324,982,421          ----            ----        ----         ----            ----         Variable Rate        ----
-------- ------------------- -------------- -------------- ----------- -------------- ---------------- ----------------- -----------
X-2(8)    $1,258,818,000          ----            ----        ----         ----            ----         Variable Rate        ----
-------- ------------------- -------------- -------------- ----------- -------------- ---------------- ----------------- -----------
H            $16,562,000         6.500%       Baa1 / BBB+     9.95       119 - 119        2/13/14            [ ]%           62.7%
-------- ------------------- -------------- -------------- ----------- -------------- ---------------- ----------------- -----------
J            $11,594,000         5.625%        Baa2 / BBB     9.95       119 - 119        2/13/14            [ ]%           63.3%
-------- ------------------- -------------- -------------- ----------- -------------- ---------------- ----------------- -----------
K            $23,187,000         3.875%       Baa3 / BBB-     9.95       119 - 119        2/13/14            [ ]%           64.5%
-------- ------------------- -------------- -------------- ----------- -------------- ---------------- ----------------- -----------
L - S        $51,343,421          ----            ----        ----         ----            ----              [ ]%            ----
-------- ------------------- -------------- -------------- ----------- -------------- ---------------- ----------------- -----------


Notes:  (1)  As of March 1, 2004.  In the case of each such Class, subject to a permitted variance of plus or minus 5%.

        (2) Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

        (3)  Average life is expressed in terms of years.

        (4) Principal window is the period (expressed in terms of months and commencing with the month of April 2004) during which distributions of principal are expected to be made to the holders of each designated Class.

        (5) The Class A-1, A-2, A-3 and A-4 Certificates will accrue interest at a fixed rate. The Class B, C, D, E, F, G, H, J and K Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. The Class X-1 and X-2 Certificates will be collectively known as the "Class X Certificates."

        (6) Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1, A-2, A-3 and A-4 Certificate Principal to Value Ratio is calculated based upon the aggregate of the Class A-1, A-2, A-3 and A-4 Certificate Balances.

        (7)  Certificates to be offered privately pursuant to Rule 144A.

        (8) The Class X-1 and Class X-2 Notional Amounts are defined herein and in the Prospectus Supplement.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3


I.  ISSUE CHARACTERISTICS

ISSUE TYPE:                   Public: Classes A-1, A-2, A-3, A-4, B, C, D, E, F, and G
                              (the "Offered Certificates")

                              Private (Rule 144A): Classes X-1, X-2, H, J, K, L, M,
                              N, O, P, Q and S

SECURITIES OFFERED:           $1,222,296,000 monthly pay, multi-class, sequential pay
                              commercial mortgage REMIC Pass-Through Certificates,
                              including ten principal and interest classes (Classes A-1,
                              A-2, A-3, A-4, B, C, D, E, F and G)


SELLER:                       Morgan Stanley Mortgage Capital Inc.

LEAD BOOKRUNNING MANAGER:     Morgan Stanley & Co. Incorporated

CO-MANAGERS:                 Greenwich Capital Markets, Inc. and Wachovia
                             Capital Markets, LLC

MASTER SERVICER:             Wells Fargo Bank, National Association

SPECIAL SERVICER:            GMAC Commercial Mortgage Corporation

TRUSTEE:                     LaSalle Bank National Association

CUT-OFF DATE:                March 1, 2004. For purposes of the information contained in this term sheet, scheduled payments due in March 2004 with respect to mortgage loans not having payment dates on the
                             first day of each month have been deemed received on March
                             1, 2004, not the actual day on which such scheduled payments were due.


EXPECTED CLOSING DATE:       On or about March 2, 2004

DISTRIBUTION DATES:          The 13th of each month, commencing in April 2004 (or if the
                             13th is not a business day, the next succeeding business
                             day)

MINIMUM DENOMINATIONS:       $25,000 for the Class A Certificates and $100,000 for all
                             other Offered Certificates and in multiples of $1 thereafter

SETTLEMENT TERMS:            DTC, Euroclear and Clearstream, same day funds, with accrued interest

LEGAL/REGULATORY STATUS:     Classes A-1, A-2, A-3, A-4, B, C, D, E, F and G are expected to be eligible for exemptive relief under ERISA. No Class of
                             Certificates is SMMEA eligible.

RISK FACTORS:                THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE
                             SUITABLE FOR ALL INVESTORS. SEE THE "RISK FACTORS" SECTION
                             OF THE PROSPECTUS SUPPLEMENT AND THE "RISK FACTORS" SECTION
                             OF THE PROSPECTUS


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3





II. STRUCTURE CHARACTERISTICS

The Class A-1, A-2, A-3 and A-4 Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class B, C, D, E, F, G, H, J, and K Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.



                               [GRAPHIC OMITTED]



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3


Class X-1 and X-2
Notional Balances:  The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the certificate balances of the classes of certificates (other than the Class X-1, Class X-2, Class R-I, Class R-II and Class R-III Certificates) outstanding from time to time. The Notional amount of the Class X-2 Certificates will equal:

                    o during the period from the closing date through and including the distribution date occurring in September 2005, the sum of (a) the lesser of $79,164,000 and the certificate balance of the Class A-1 Certificates outstanding from time to time and (b) the aggregate of the certificate balances of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class N Certificates outstanding from time to time;

                    o during the period following the distribution date occurring in September 2005 through and including the distribution date occurring September 2006, the sum of
                         (a) the lesser of $19,073,000 and the certificate balance of the Class A-1 Certificates outstanding from time to time, (b) the aggregate of the certificate balances of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates outstanding from time to time and (c) the lesser of $5,970,000 and the certificate balance of the Class M Certificates outstanding from time to time;

                    o during the period following the distribution date occurring in September 2006 through and including the distribution date occurring in September 2007, the sum of (a) the lesser of $280,942,000 and the certificate balance of the Class A-2 Certificates outstanding from time to time, (b) the aggregate of the certificate balances of the Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class J Certificates outstanding from time to time and (c) the lesser of $10,640,000 and the certificate balance of the Class K Certificates outstanding from time to time;

                    o during the period following the distribution date occurring in September 2007 through and including the distribution date occurring in September 2008, the sum of (a) the lesser of $179,818,000 and the certificate balance of the Class A-2 Certificates outstanding from time to time, (b) the aggregate of the certificate balances of the Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F and Class G Certificates outstanding from time to time and (c) the lesser of $15,751,000 and the certificate balance of the Class H Certificates outstanding from time to time;

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3

                    o during the period following the distribution date occurring in September 2008 through and including the distribution date occurring in September 2009, the sum of (a) the lesser of $67,439,000 and the certificate balance of the Class A-2 Certificates outstanding from time to time, (b) the certificate balance of the Class A-3, Class A-4, Class B, Class C, Class D, Class E and Class F Certificates outstanding from time to time and
                         (c) the lesser of $12,178,000 and the certificate balance of the Class G Certificates outstanding from time to time;

                    o during the period following the distribution date occurring in September 2009 through and including the distribution date occurring in September 2010, the sum of (a) the lesser of $529,783,000 and the certificate balance of the Class A-4 Certificates outstanding from time to time, (b) the certificate balance of the Class B, Class C, Class D and Class E Certificates outstanding from time to time and (c) the lesser of $7,966,000 and the certificate balance of the Class F Certificates outstanding from time to time;

                    o during the period following the distribution date occurring in September 2010 through and including the distribution date occurring in September 2011, the sum of (a) the lesser of $493,707,000 and the certificate balance of the Class A-4 Certificates outstanding from time to time, (b) the certificate balance of the Class B, Class C and Class D Certificates outstanding from time to time and (c) the lesser of $14,994,000 and the certificate balance of the Class E Certificates outstanding from time to time;

                    o during the period following the distribution date occurring in September 2011 through and including the distribution date occurring in March 2012, the sum of
                         (a) the lesser of $452,183,000 and the certificate balance of the Class A-4 Certificates outstanding from time to time, (b) the certificate balance of the Class B, Class C and Class D Certificates outstanding from time to time and (c) the lesser of $8,984,000 and the certificate balance of the Class E Certificates outstanding from time to time;

                    o    following the distribution date occurring in March
                         2012, $0.
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                       7

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3



Class X-1 and X-2
Pass-Through
Rates: The Pass-Through Rate applicable to the Class X-1 Certificates for the initial Distribution Date will equal approximately [__]% per annum. The Pass-Through Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-1 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of one of the classes of the Principal Balance Certificates. In general, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates; provided that, if a portion, but not all, of the Certificate Balance of any particular class of Principal Balance Certificates is identified under "--Certificate Balance" in the Prospectus Supplement as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that identified portion of such Certificate Balance will also represent one or more separate components of the total Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date, and the remaining portion of such Certificate Balance will represent one or more other separate components of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring in or before March 2012, on any particular component of the total Notional Amount of the Class X-1 Certificates immediately prior to the related Distribution Date, the applicable Class X-1 Strip Rate will be calculated as follows:

                    o if such particular component consists of the entire certificate balance (or a designated portion of that certificate balance) of any class of Principal Balance Certificates, and if such entire certificate balance (or that designated portion) also constitutes, in its entirety, a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A in the Prospectus Supplement and (ii) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates; and



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3


                    o if such particular component consists of the entire certificate balance (or a designated portion of that certificate balance) of any class of Principal Balance Certificates, and if such entire certificate balance (or that designated portion) does not, in whole or in part, also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of
                         (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates.

                    For any Distribution Date occurring after March 2012, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates. Under no circumstances will any Class X-1 Strip Rate be less than zero.




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3

                    The Pass-Through Rate applicable to the Class X-2 Certificates for the initial Distribution Date will equal approximately [__]% per annum. The Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date and on or before the Distribution Date in March 2012 will equal the weighted average of the respective strip rates (the "Class X-2 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of a specified class of Principal Balance Certificates. If all or a designated portion of the Certificate Balance of any class of Principal Balance Certificates is identified under "--Certificate Balance" in the Prospectus Supplement as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that Certificate Balance (or designated portion thereof) will represent one or more separate components of the total Notional Amount of the Class X-2 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring in or before March 2012, on any particular component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, the applicable Class X-2 Strip Rate will equal the excess, if any, of:

                    o the lesser of (a) the rate per annum corresponding to such Distribution Date as set forth on Schedule A in the Prospectus Supplement and (b) the Weighted Average Net Mortgage Rate for such distribution date, over

                    o the Pass-Through Rate for such Distribution Date for the class of Principal Balance Certificates whose Certificate Balance, or a designated portion thereof, comprises such component.

                    Under no circumstances will any Class X-2 Strip Rate be less than zero.
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3

Yield Maintenance/
Prepayment Premium
Allocation:         Any Prepayment Premiums/Yield Maintenance Charges collected with respect to a Mortgage Loan during any particular
                    Collection Period will be distributed to the holders of each Class of Principal Balance Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such Distribution Date in an amount equal to the lesser of (i) such Prepayment
                    Premium/Yield Maintenance Charge and (ii) the Prepayment
                    Premium/Yield Maintenance Charge multiplied by the product of (a) a fraction, the numerator of which is equal to the amount of principal distributed to the holders of that Class on the Distribution Date, and the denominator of which is the total principal distributed on that Distribution Date, and (b) a fraction not greater than one, the numerator of which is equal to the excess, if any, of the Pass-Through
                    Rate applicable to that Class, over the relevant Discount
                    Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate. The portion, if any, of the Prepayment Premium/Yield Maintenance Charge remaining after such payments to the holders of the Principal Balance
                    Certificates will be distributed to the holders of the Class
                    X-1 Certificates and Class X-2 Certificates based on an
                    [_____] ratio through and including the Distribution Date in [_____]. After the Distribution Date in [______] all
                    Prepayment Premium/Yield Maintenance charges remaining after such payments to the holders of the Principal Balance
                    Certificates will be distributed to the Class X-1
                    Certificates. For the purposes of the foregoing, the Class J
                    Certificates and below are the excluded classes. The following is an example of the Prepayment Premium Allocation under (b) above based on the information contained herein and the following assumptions: Two Classes of Certificates:
                    Class A-2 and X The characteristics of the Mortgage Loan being prepaid are as follows:

                      -   Loan Balance:  $10,000,000

                      -   Mortgage Rate:  5.50%

                      -   Maturity Date:  5 years (March 1, 2009)

                    The Discount Rate is equal to 3.00%

                    The Class A-2 Pass-Through Rate is equal to 4.00%

                                                               YIELD
                                                            MAINTENANCE
   CLASS A CERTIFICATES                    FRACTION          ALLOCATION
------------------------------------ ---------------------- -------------

           METHOD                          CLASS A-2         CLASS A-2
------------------------------------ ---------------------- -------------

  (Class A-2 Pass Through Rate -         (4.00%-3.00%)
          Discount Rate)                                       40.00%
------------------------------------     ---------------
 (Mortgage Rate - Discount Rate)         (5.50%-3.00%)

                                                               YIELD
                                                            MAINTENANCE
          CLASS X CERTIFICATES               FRACTION          ALLOCATION
------------------------------------ ---------------------- -------------
                 METHOD
------------------------------------
      (1 -Class A-2 YM Allocation)         (1-40.00% )          60.00%




THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3




III. SELLER                Morgan Stanley Mortgage Capital Inc. ("MSMC")

                           The Mortgage Pool includes 89 Mortgage Loans, representing 100.0% of the Initial Pool Balance that were originated by or on behalf of MSMC or purchased from a third party.

                           MSMC is a subsidiary of Morgan Stanley & Co.
                           Incorporated and was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.












-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3


IV.  COLLATERAL DESCRIPTION
                                                           TEN LARGEST LOANS
--------- ------------------------------ ---------- ------- -------- ------------- --------- --------- -------- -------- --------
                                                                                             LOAN PER           CUT-OFF
                                                            PROPERTY   CUT-OFF      UNITS/   --------            DATE    BALLOON
   NO.            PROPERTY NAME            CITY     STATE    TYPE    DATE BALANCE     SF     UNIT/SF    DSCR      LTV      LTV
--------- ------------------------------ ---------- ------- -------- ------------- --------- --------- -------- -------- --------
   1.     Arundel Mills                  Hanover      MD    Retail   $187,000,000  1,285,244     $146   3.07x   62.1%    62.1%
--------- ------------------------------ ---------- ------- -------- ------------- --------- --------- -------- -------- --------
   2.     GIC Office Portfolio - AT&T    Chicago      IL    Office   $37,462,857   1,547,337     $110   2.91x   48.8%    45.6%
          Corporate Center
          GIC Office Portfolio - USG     Chicago      IL    Office   $20,020,000    928,141      $110   2.91x   48.8%    45.6%
          Building
          GIC Office Portfolio - One     San          CA    Office    $7,747,143    327,254      $110   2.91x    48.8%    45.6%
          Bush Plaza                     Francisco
          GIC Office Portfolio -         Greenwich    CT    Office    $7,448,571    595,648      $110   2.91x    48.8%    45.6%
          Greenwich American Center
          GIC Office Portfolio -         New York     NY    Office    $7,385,714    342,811      $110   2.91x    48.8%    45.6%
          Cityspire Center
          GIC Office Portfolio - 520     Seattle      WA    Office    $7,071,429    376,295      $110   2.91x    48.8%    45.6%
          Pike Tower
          GIC Office Portfolio - 595     San          CA    Office    $6,144,286    416,909      $110   2.91x    48.8%    45.6%
          Market Street                  Francisco
          GIC Office Portfolio - Three   Bala         PA    Office    $4,808,571    373,745      $110   2.91x    48.8%    45.6%
          Bala Plaza                     Cynwyd
          GIC Office Portfolio - Plaza   Milwaukee    WI    Office    $3,960,000    473,597      $110   2.91x    48.8%    45.6%
          East
          GIC Office Portfolio - One     Bala         PA    Office    $2,970,000    365,282      $110   2.91x    48.8%    45.6%
          Bala Plaza                     Cynwyd
          GIC Office Portfolio - 40      New York     NY    Office    $2,545,714    284,183      $110   2.91x    48.8%    45.6%
          Broad Street
          GIC Office Portfolio - Two     Bala         PA    Office    $2,435,714    358,669      $110   2.91x    48.8%    45.6%
          Bala Plaza                     Cynwyd                       ----------    -------      ----  ------    -----    -----
                              SUBTOTAL:                             $110,000,000  6,389,871      $110   2.91X    48.8%    45.6%
--------- ------------------------------ ---------- ------- -------- ------------- --------- --------- -------- -------- --------
   3.     Harbor Steps                   Seattle      WA    Multi-
                                                            family  $100,000,000        738  $135,501   1.19x   64.9%    59.9%
--------- ------------------------------ ---------- ------- -------- ------------- --------- --------- -------- -------- --------
   4.     Alamo Quarry Market & Quarry   San          TX    Retail   $68,853,435    589,977      $184   1.30x   76.6%    64.6%
          Crossing                       Antonio
--------- ------------------------------ ---------- ------- -------- ------------- --------- --------- -------- -------- --------
   5.     Wells Fargo Tower              Los          CA    Office   $59,750,000   1,380,674     $181   2.00x   69.4%    65.0%
                                         Angeles
--------- ------------------------------ ---------- ------- -------- ------------- --------- --------- -------- -------- --------
   6.     Four Seasons - Los Angeles     Los          CA    Hospital-
                                                            ity      $53,051,487        285  $256,124   1.39x   56.7%    50.1%
          at Beverly Hills               Angeles
--------- ------------------------------ ---------- ------- -------- ------------- --------- --------- -------- -------- --------
   7.     PPG Portfolio 1 - Longmont     Longmont     CO    Office   $18,947,232    103,542      $189   1.94x   72.7%    72.7%
          PPG Portfolio 1 - Gateway      Phoenix      AZ    Office   $16,035,000     76,731      $189   1.94x   72.7%    72.7%
          PPG Portfolio 1 - Centennial   Centennial   CO    Office    $9,697,500     56,173      $189   1.94x   72.7%    72.7%
                                                                      ----------     ------      ----  ------   -----    -----
                              SUBTOTAL:                              $44,679,732    236,446      $189   1.94X   72.7%    72.7%
--------- ------------------------------ ---------- ------- -------- ------------- --------- --------- -------- -------- --------
   8.     Stone Ridge Apartments         Ashburn      VA    Multi-
                                                            family   $40,000,000        630   $63,492   2.55x    49.1%    49.1%
--------- ------------------------------ ---------- ------- -------- ------------- --------- --------- -------- -------- --------
   9.     International Plaza            Tampa        FL    Retail   $37,366,296   1,225,466     $154   2.13x   60.7%    56.5%
--------- ------------------------------ ---------- ------- -------- ------------- --------- --------- -------- -------- --------
  10.     PPG Portfolio 2 - South Bend   South        IN    Office   $15,297,500     77,393      $183   1.91x   74.9%    74.9%
                                         Bend
          PPG Portfolio 2 - Panorama     Golden       CO    Office   $12,710,000     64,568      $183   1.91x   74.9%    74.9%
          PPG Portfolio 2 - Preston      Fort         CO    Office    $8,332,500     56,939      $183   1.91x   74.9%    74.9%
                                         Collins                      ----------     ------      ----  ------   -----    -----

                              SUBTOTAL:                              $36,340,000    198,900      $183   1.91X   74.9%    74.9%
          TOTALS/WEIGHTED AVERAGES                                   $737,040,950                       2.22X    62.5%    59.2%
--------- ------------------------------ ---------- ------- -------- ------------- --------- --------- -------- -------- --------



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3


                         PARI PASSU AND COMPANION LOANS

-------- ------------------------ ------------------- ------------------------------------ ----------------------- -----------------
 NO.          PROPERTY NAME       A-NOTE BALANCES               TRANSACTION                 SPECIAL SERVICER      B-NOTE BALANCE
-------- ------------------------ ------------------- ------------------------------------ ----------------------- -----------------
  1.     GIC Office Portfolio         $200,000,000                        LB-UBS 2004-C1   Lennar Partners, Inc.*  $125,000,000
                                      $90,000,000                        MSCI 2004-TOP13    ARCap Servicing, Inc.
                                      $110,000,000                         MSCI 2004-HQ3       GMACCM Corporation
                                      $150,000,000       Lehman Brothers Bank, FSB / TBD                      TBD
                                      $150,000,000     Morgan Stanley Mortgage Capital /                      TBD
                                                                                     TBD
-------- ------------------------ ------------------- ------------------------------------ ----------------------- -----------------
  2.     Alamo Quarry Market &        $68,853,435                          MSCI 2004-HQ3      GMACCM Corporation*  NAP
         Quarry Crossing
                                      $39,915,034      Morgan Stanley Mortgage Capital /                      TBD
                                                                                     TBD
-------- ------------------------ ------------------- ------------------------------------ ----------------------- -----------------
  3.     Wells Fargo Tower            $38,812,500           Greenwich Capital Commercial   Lennar Partners, Inc.*  NAP
                                                                   Funding Corp. 2003-C2
                                      $65,000,000                         GMACCM 2003-C3    Lennar Partners, Inc.
                                      $59,750,000                          MSCI 2004-HQ3     . GMACCM Corporation
                                      $86,437,500            RBS Greenwich Capital / TBD                      TBD
-------- ------------------------ ------------------- ------------------------------------ ----------------------- -----------------
  4.     International Plaza          $113,561,036                         MSCI 2003-XLF             Midland Loan  NAP
                                                                                                  Services, Inc.*
                                      $37,366,296                          MSCI 2003-IQ5             Midland Loan
                                                                                                   Services, Inc.
                                      $37,366,296                          MSCI 2004-HQ3       GMACCM Corporation
-------- ------------------------ ------------------- ------------------------------------ ----------------------- -----------------

* Denotes lead servicer

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3



---------------------------------------------------------------------
Cut-off Date Balance ($)
---------------------------------------------------------------------
                              No. of      Aggregate
                             Mortgage    Cut-off Date         % of
                               Loans      Balance ($)         Pool
---------------------------------------------------------------------
1 - 1,000,000                     1            596,094          0.0
1,000,001 - 2,000,000             1          1,967,285          0.1
2,000,001 - 3,000,000            25         61,483,319          4.6
3,000,001 - 4,000,000             5         16,511,135          1.2
4,000,001 - 5,000,000             6         27,885,991          2.1
5,000,001 - 6,000,000             8         43,599,136          3.3
6,000,001 - 7,000,000             4         26,452,090          2.0
7,000,001 - 8,000,000             3         22,199,047          1.7
8,000,001 - 9,000,000             7         60,887,529          4.6
9,000,001 - 10,000,000            2         19,388,816          1.5
10,000,001 - 15,000,000           6         73,686,074          5.6
15,000,001 - 20,000,000           6        102,626,475          7.7
20,000,001 - 30,000,000           5        130,658,481          9.9
30,000,001 >=                    10        737,040,950         55.6
---------------------------------------------------------------------
Total:                           89      1,324,982,421        100.0
---------------------------------------------------------------------
Min: 596,094  Max: 187,000,000              Average: 14,887,443
---------------------------------------------------------------------



State
----------------------------------------------------------------------
                              No. of      Aggregate
                             Mortgage    Cut-off Date         % of
                               Loans      Balance ($)         Pool
---------------------------------------------------------------------
California - Southern            19        239,239,102         18.1
California - Northern             3         27,891,429          2.1
Maryland                          5        200,700,955         15.1
Washington                        3        114,071,429          8.6
Virginia                          8         88,624,342          6.7
Texas                             6         82,563,577          6.2
Pennsylvania                     16         74,643,628          5.6
Florida                           6         71,314,056          5.4
Illinois                          4         68,258,828          5.2
Arizona                          11         65,803,051          5.0
Colorado                          5         54,567,232          4.1
Other                            34        237,304,792         18.2
---------------------------------------------------------------------
 Total:                         120      1,324,982,421        100.0
---------------------------------------------------------------------

Property Type
---------------------------------------------------------------------
                              No. of      Aggregate
                             Mortgage    Cut-off Date         % of
                               Loans      Balance ($)         Pool
---------------------------------------------------------------------
Retail                           44        549,527,940         41.5
Office                           37        367,148,331         27.7
Multifamily                       2        140,000,000         10.6
Industrial                        7         53,237,292          4.0
Hospitality                       1         53,051,487          4.0
Manufactured Housing              7         51,802,954          3.9
Other                             3         44,346,465          3.3
Self Storage                     14         34,555,169          2.6
Mixed Use                         5         31,312,784          2.4
---------------------------------------------------------------------
Total:                          120      1,324,982,421        100.0
---------------------------------------------------------------------


Mortgage Rate (%)
--------------------------------------------------------------------------------
                      No. of            Aggregate
                     Mortgage          Cut-off Date                  % of
                      Loans             Balance ($)                   Pool
--------------------------------------------------------------------------------
<= 5.500                 18              541,932,055                    40.9
5.501 - 6.000            40              403,015,465                    30.4
6.001 - 6.500            26              208,803,563                    15.8
6.501 - 7.000             4               71,231,338                     5.4
7.501 =>                  1              100,000,000                     7.5
--------------------------------------------------------------------------------
Total:                   89            1,324,982,421                   100.0
--------------------------------------------------------------------------------

 Min: 4.205        Max: 7.900          Wtd Avg: 5.677
--------------------------------------------------------------------------------


Original Term to Stated Maturity (mos)
--------------------------------------------------------------------------------
                      No. of             Aggregate
                     Mortgage          Cut-off Date                  % of
                       Loans            Balance ($)                   Pool
--------------------------------------------------------------------------------
1 - 60                     6             138,131,088                   10.4
61 - 120                  80           1,119,101,952                   85.4
121 - 180                  3              67,749,380                    5.1
-------------------------------------------------------------------------------
Total:                    89           1,324,982,421                  100.0
-------------------------------------------------------------------------------

 Min: 60            Max: 144           Wtd Avg: 107
-------------------------------------------------------------------------------

Remaining Term to Stated Maturity (mos)
--------------------------------------------------------------------------------
                     No. of              Aggregate
                    Mortgage            Cut-off Date                % of
                     Loans              Balance ($)                  Pool
--------------------------------------------------------------------------------
1 - 60                      6              138,131,088                 10.4
61 - 120                   81            1,172,153,440                 88.5
121 - 180                   2               14,697,893                  1.1
-------------------------------------------------------------------------------
 Total:                    89            1,324,982,421                100.0
-------------------------------------------------------------------------------

 Min: 46      Max: 140       Wtd Avg: 102
--------------------------------------------------------------------------------

Original Amortization Term (mos)
--------------------------------------------------------------------------------
                     No. of              Aggregate
                    Mortgage            Cut-off Date                  % of
                     Loans              Balance ($)                    Pool
--------------------------------------------------------------------------------
Interest Only            5                312,719,732                   23.6
181 - 240                2                 11,126,996                    0.8
241 - 300               23                188,067,112                   14.2
301 - 360               59                813,068,581                   61.4
--------------------------------------------------------------------------------
 Total:                 89              1,324,982,421                  100.0
--------------------------------------------------------------------------------
 Non Zero Min: 192   Max: 360         Non Zero Wtd Avg: 344
--------------------------------------------------------------------------------


Remaining Amortization Term (mos)
--------------------------------------------------------------------------------
                        No. of       Aggregate
                       Mortgage     Cut-off Date                         % of
                         Loans       Balance ($)                          Pool
--------------------------------------------------------------------------------
Interest Only               5         312,719,732                         23.6
181 - 240                   2          11,126,996                          0.8
241 - 300                  23         188,067,112                         14.2
301 - 360                  59         813,068,581                         61.4
--------------------------------------------------------------------------------
 Total:                    89       1,324,982,421                        100.0
--------------------------------------------------------------------------------
 Non Zero Min: 191     Max: 360    Non Zero Wtd Avg: 342
--------------------------------------------------------------------------------


Cut-off Date Loan-to-Value Ratio (%)
------------------------------------------------------------------
                No. of      Aggregate
                Mortgage  Cut-off Date                % of
                  Loans    Balance ($)                Pool
------------------------------------------------------------------
40.1 - 50.0          5     159,292,062                 12.0
50.1 - 60.0          2      56,042,052                  4.2
60.1 - 70.0         23     553,296,239                 41.8
70.1 - 80.0         59     556,352,068                 42.0
--------------------------------------------------------------
Total:              89   1,324,982,421                100.0
--------------------------------------------------------------
--------------------------------------------------------------

 Min: 48.5    Max: 80.0   Wtd Avg: 67.1
--------------------------------------------------------------


 Balloon Loan-to-Value Ratio (%)
 -------------------------------------------------------------
                No. of     Aggregate
               Mortgage   Cut-off Date                % of
                 Loans     Balance ($)                 Pool
 -----------------------------------------------------------------
 30.1 - 40.0         2      11,126,996                    0.8
 40.1 - 50.0         7     193,184,556                   14.6
 50.1 - 60.0        34     423,720,588                   32.0
 60.1 - 70.0        38     573,945,488                   43.3
 70.1 - 80.0         8     123,004,793                    9.3
 ---------------------------------------------------------------
  Total:            89   1,324,982,421                  100.0
 ---------------------------------------------------------------

  Min: 32.7    Max: 74.9   Wtd Avg: 59.8
 ---------------------------------------------------------------

 Debt Service Coverage Ratio (x)
 ---------------------------------------------------------------
                No. of     Aggregate
               Mortgage   Cut-off Date                % of
                  Loans    Balance ($)                Pool
 -----------------------------------------------------------------
 <= 1.20             1     100,000,000                  7.5
 1.21 - 1.30         7     145,723,315                 11.0
 1.31 - 1.40        24     232,924,892                 17.6
 1.41 - 1.50        19     106,618,059                  8.0
 1.51 - 1.60        19     118,711,552                  9.0
 1.61 - 1.70         8      73,794,415                  5.6
 1.71 - 1.80         2      25,076,826                  1.9
 1.81 >=             9     522,133,362                 39.4
 -------------------------------------------------------------
  Total:            89   1,324,982,421                100.0
 -------------------------------------------------------------

  Min: 1.19    Max: 3.07     Wtd Avg: 1.89
 -------------------------------------------------------------


All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,222,296,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-HQ3

Percentage of Collateral by Prepayment Restriction (%) (1)(2)(3)
------------------------------------------------------------------------------------------
Prepayment Restrictions         Mar-04            Mar-05            Mar-06         Mar-07
------------------------------------------------------------------------------------------
Locked Out                       99.74%            95.75%            94.69%         94.69%
Yield Maintenance Total           0.26%             4.25%             5.31%          5.31%
Open                              0.00%             0.00%             0.00%          0.00%
------------------------------------------------------------------------------------------
TOTALS                          100.00%           100.00%           100.00%        100.00%
------------------------------------------------------------------------------------------
Pool Balance
Outstanding             $1,324,982,421    $1,315,893,450    $1,305,373,328 $1,292,859,032
% Initial Pool Balance          100.00%            99.31%            98.52%         97.58%
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Prepayment Restrictions          Mar-08           Mar-09            Mar-10         Mar-11
------------------------------------------------------------------------------------------
Locked Out                       94.56%            92.80%            87.77%         90.57%
Yield Maintenance Total           5.44%             6.78%             6.77%          8.86%
Open                              0.00%             0.42%             5.46%          0.56%
------------------------------------------------------------------------------------------
TOTALS                          100.00%           100.00%           100.00%        100.00%
------------------------------------------------------------------------------------------
Pool Balance
Outstanding             $1,244,305,961    $1,130,559,989    $1,114,498,661   $837,009,128
% Initial Pool Balance       93.91%                85.33%            84.11%         63.17%
------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Prepayment Restrictions         Mar-12            Mar-13            Mar-14
-------------------------------------------------------------------------------
Locked Out                       85.68%            86.07%           100.00%
Yield Maintenance Total           8.88%             9.35%             0.00%
Open                              5.45%             4.57%             0.00%
-------------------------------------------------------------------------------
TOTALS                          100.00%           100.00%           100.00%
-------------------------------------------------------------------------------
Pool Balance
Outstanding               $820,507,823      $762,818,519       $13,281,154
% Initial Pool Balance           61.93%            57.57%             1.00%
-------------------------------------------------------------------------------

Notes:

(1) The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2) See Appendix II of the Prospectus Supplement for a description of the Yield Maintenance.

(3)  DEF/YM1 loans have been modeled as Yield Maintenance.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 1- ARUNDEL MILLS
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------  ------------------------------------------------------------
                          LOAN INFORMATION                                                  PROPERTY INFORMATION
-------------------------------- ---------------------- --------------  ------------------------ ------------ ----------------------
ORIGINAL BALANCE:                $187,000,000                           SINGLE ASSET/PORTFOLIO:  Single
                                                                                                 Asset
CUT-OFF DATE BALANCE:            $187,000,000                           PROPERTY TYPE:           Retail
SHADOW RATING (MOODY'S / S&P):   A3 / AA-                               PROPERTY SUB-TYPE:       Regional Mall
FIRST PAYMENT DATE:              July 9, 2003                           LOCATION:                Hanover, MD
INTEREST RATE:                   4.606%                                 YEAR BUILT/RENOVATED:    2000 / NAP
AMORTIZATION:                    Interest only                          OCCUPANCY(2):            95.4%
ARD:                             NAP                                    SQUARE FOOTAGE:          1,285,244
HYPERAMORTIZATION:               NAP                                    THE COLLATERAL:          Super-regional value shopping mall
MATURITY DATE:                   June 9, 2010                           OWNERSHIP INTEREST:      Fee
EXPECTED MATURITY BALANCE:       $187,000,000
SPONSORS:                        The Mills Limited Partnership; Kan                                           BASE RENT     LEASE
                                 Am                                     MAJOR TENANTS              % NRSF        PSF      EXPIRATION
INTEREST CALCULATION:            Actual/360                             -------------              ------     ---------   ----------
CALL PROTECTION:                 Lockout through the second             Bass Pro Shops Outdoor      9.9%        NA(3)     10/03/2016
                                 anniversary of the REMIC "start-up"
                                 date, with U.S. Treasury defeasance
                                 thereafter.  Prepayable without
                                 penalty from and after May 9, 2010.
                                                                        Muvico Theaters             8.3%        $30.00    12/31/2020
                                                                        Burlington Coat Factory     6.3%        $5.00     01/31/2011

LOAN PER SF:                     $145.50                                PROPERTY MANAGEMENT:     Mainstreet Retail, Inc.
UP-FRONT RESERVES:               None                                   U/W NET OP. INCOME:      $28,217,656
ONGOING RESERVES(1):             RE Taxes:              Springing       U/W NET CASH FLOW:       $26,774,598
                                 Insurance:             Springing       APPRAISED VALUE:         $301,000,000
                                 Cap Ex:                Springing       CUT-OFF DATE LTV:        62.1%
                                 TI/LC:                 Springing       MATURITY DATE LTV:       62.1%
LOCKBOX:                         Hard                                   DSCR:                    3.07x


----------------------------------------------------------------------  ------------------------------------------------------------

(1) Upon the occurrence and continuance of a "Trigger Period" , the Borrower is required to deposit into a reserve account funds for insurance premiums, real estate taxes, capital expenditure funds and tenant improvement/leasing commissions. The monthly deposit to the insurance reserve will be 1/12 of the annual premiums. The monthly deposit to the tax reserve will be 1/12 of estimated annual taxes. The monthly deposit to the capital expenditure reserve will be $21,243. The monthly deposit to the tenant improvement/leasing reserve will be $108,333. If a loan event of default occurs, the lender may apply all funds on reserve to repayment of the loan. All reserve fund deposits may also be made in the form of letters of credit. A Trigger Period will commence upon either a loan event of default or if underwritten net operating income falls below $21,000,000, and will end if such event of default has been cured or underwritten net operating income exceeds $21,000,000 for six consecutive months, as applicable.

(2)      Occupancy is based on the rent roll dated December 1, 2003.

(3)      Bass Pro Shops Outdoor pays a percentage of sales in lieu of base rent.


THE ARUNDEL MILLS LOAN

         THE LOAN. The largest loan (the "Arundel Mills Loan") is evidenced by a Promissory Note (the "Arundel Mills Note") made by Arundel Finance, L.L.C. (the "Arundel Mills Borrower"), to Morgan Stanley Mortgage Capital Inc. ("MSMC") and HVB Bank Ireland ("HVB"). In order to obtain certain tax benefits, Arundel Mills Limited Partnership, the owner of the Arundel Mills Property (the "Arundel Mills Property Owner"), agreed to guaranty the payment of the Arundel Mills Loan pursuant to an Indemnity Guaranty (the "Arundel Mills Loan Indemnity Guaranty"), and the Arundel Mills Indemnity Guaranty is secured by a first priority Indemnity Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Arundel Mills IDOT") encumbering the 1,285,244 square foot regional shopping center known as Arundel Mills, located in Hanover, Maryland (the "Arundel Mills Property"). The Arundel Mills Loan was originated on May 22, 2003, by MSMC and HVB. HVB subsequently assigned its interest in the Arundel Mills Loan to MSMC.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

         THE BORROWER. The Arundel Mills Borrower is a Delaware limited liability company that owns no material asset other than 100% of the equity of Arundel Mills Property Owner. The Arundel Mills Property Owner is a Delaware limited partnership that owns no material asset other than the Arundel Mills Property. The Arundel Mills Borrower is sponsored by The Mills Limited Partnership and Kan Am. Kan Am is a German investment management company. The Mills Limited Partnership is the operating partnership of a real estate investment trust that owns, develops and operates super-regional value-oriented shopping malls. It reports a current portfolio of 23 operating properties and 6 malls under construction.

         THE PROPERTY. The Arundel Mills Property, located in Hanover, Maryland, is bounded by Route 100 and Ridge Road. The Arundel Mills Property was originally constructed in 2000 and consists of a 1,285,244 square foot, single-story enclosed mall. Sixteen anchor, major, and theater tenants comprise approximately 56.1% of the total center square footage. Anchor, major, and theater tenants include Bass Pro Shops Outdoor, Muvico Egyptian Theaters, Burlington Coat Factory, Off 5th Saks Fifth Avenue, Bed, Bath & Beyond, Medieval Times and Jillians. Although not a part of the Arundel Mills Loan collateral, there are approximately 15 outparcel sites surrounding the Arundel Mills Property, which the sponsor is selling to various retailers and restaurants. The Arundel Mills Property is located approximately 8 miles south of downtown Baltimore, Maryland and 23 miles north of Washington, D.C. The Arundel Mills Property is situated on approximately 106.8 acres and contains 6,133 parking spaces.


------------------------------------------------------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------

                             # OF        AVERAGE BASE      % OF TOTAL     CUMULATIVE %    % OF TOTAL BASE    CUMULATIVE % OF
                             SPACES       RENT PER SF      SQUARE FEET    OF SF ROLLING   RENTAL REVENUES   TOTAL BASE RENTAL
          YEAR              ROLLING        ROLLING          ROLLING                          ROLLING        REVENUES ROLLING
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
        Vacant                7            $0.00               4%             4%               0%                  0%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
       2003 & MTM              3            $9.53               0%             4%               0%                  0%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2004                 8            $13.30              5%             9%               3%                  4%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2005                26            $28.41              6%            15%               9%                 13%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2006                 9            $27.66              3%            18%               4%                 17%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2007                15            $29.71              3%            21%               5%                 22%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2008                12            $35.75              2%            22%               4%                 26%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2009                 1            $27.00              0%            23%               0%                 26%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2010                49            $21.99             24%            47%              29%                 55%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2011                26            $19.07             17%            64%              18%                 74%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2012                 2            $32.74              0%            65%               1%                 74%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2013                 9            $15.23              6%            71%               5%                 80%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
     2014 & Beyond            23            $12.49             29%           100%              20%                100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------

     PROPERTY MANAGEMENT. The Arundel Mills Property is managed by Mainstreet Retail, Inc., which is an affiliate of the sponsor. The management agreement is subject and subordinate to the Arundel Mills Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The parent of the borrower may obtain mezzanine financing in an amount of up to $30,000,000, provided certain conditions are met. Such mezzanine loan may be increased to up to $40,000,000 if certain additional underwriting conditions are satisfied, including rating agency confirmation of no withdrawal or downgrade of the ratings assigned to the REMIC certificates and a debt service coverage ratio (based on the Arundel Mills Loan and such mezzanine loan) of not less than 1.25x.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed, except for the mezzanine debt described above and equipment financings and capital leases that (together with trade debts) aggregate not more than $4,000,000.

     RELEASE OF PARCELS. The Arundel Mills Borrower may obtain a release of unimproved, non-income producing portions of the Arundel Mills Property in connection with an expansion of the project, provided the Arundel Mills Borrower satisfies certain conditions, including that the release will not result in a diminution of the debt service coverage ratio at the date of release, and delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC certificates on account of the release. The rating agency confirmation and debt service coverage test do not apply with respect to the release of a specific, pre-designated parcel. No prepayment of the Arundel Mills Loan is required in connection with any such release.



     Certain additional information regarding the Arundel Mills Loan and the Arundel Mills Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 1- ARUNDEL MILLS
--------------------------------------------------------------------------------




                             [Photos of Properties]










--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 1- ARUNDEL MILLS
--------------------------------------------------------------------------------




                               [Map of Properties]










--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 2-13 - GIC OFFICE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------    -------------------------------------------------------------
                         LOAN INFORMATION                                                    PROPERTY INFORMATION
-------------------------------------------------------------------    -------------------------------------------------------------
ORIGINAL BALANCE(1):            $110,000,000                           SINGLE                  Portfolio of 12 assets
                                                                       ASSET/PORTFOLIO:
CUT-OFF DATE BALANCE(1):        $110,000,000                           PROPERTY TYPE:          Office
SHADOW RATING (MOODY'S / S&P):  A2 / AA-                               PROPERTY SUB-TYPE:      Urban and Suburban
FIRST PAYMENT DATE:             February 8, 2004                       LOCATION:               See table
INTEREST RATE:                  5.247%                                 YEAR BUILT/RENOVATED:   See table
AMORTIZATION:                   Interest only until January 8,         OCCUPANCY(3):           91.0%
                                2009; thereafter monthly principal
                                and interest payments in the amount
                                of $594,146 beginning
                                February 8, 2009.
                                                                       SQUARE FOOTAGE:         6,389,871
                                                                       THE COLLATERAL:         See individual property descriptions
ARD:                            NAP                                    OWNERSHIP INTEREST(4):  Fee
HYPERAMORTIZATION:              NAP                                                                           TOTAL
MATURITY DATE:                  January 8, 2014                        MAJOR TENANTS(5)          % NRSF      RENT PSF       LEASE
                                                                       -------------             ------      --------       -----
                                4                                                                                         EXPIRATION
EXPECTED MATURITY BALANCE:      $102,845,209                           AT&T Corp.                 13.2%       $20.09      03/31/2009
SPONSOR:                        Prime Plus Investments, Inc.           William Blair              5.6%        $23.05      07/31/2011
INTEREST CALCULATION:           Actual/360                             McDermott, Will &          3.7%        $28.52      04/30/2017
                                                                       Emery
CALL PROTECTION:                Lockout through the earlier of         USG                        4.1%        $22.50      06/30/2007
                                December 10, 2006 or 2 years
                                after the REMIC "start-up" date
                                with respect to the final
                                securitization of any note             JP Morgan Chase            3.4%        $35.67      12/31/2005
                                secured by the GIC Office
                                Portfolio Loan, with U.S.              PROPERTY MANAGEMENT:    Tower Realty Management Corporation
                                Treasury defeasance thereafter.        U/W NET OP. INCOME:     $119,159,368
                                Prepayable without penalty from        U/W NET CASH FLOW:      $108,812,820
                                and after July 8, 2013.                APPRAISED VALUE:        $1,435,450,000
                                                                       CUT-OFF DATE LTV(1):    48.8%
                                                                       MATURITY DATE LTV(1):   45.6%
                                                                       DSCR(1):                2.91x


LOAN PER SF(1):                 $109.55
UP-FRONT RESERVES(2):           RE Tax:            $17,100,000
                                Insurance:         $6,580,000
                                Cap Ex:            $528,125
                                TI/LC:             $18,150,286
                                CitySpire          $210,347
                                Reserve:
ONGOING RESERVES(2):            TI/LC:             See footnote 2
                                RE Tax:            $3,130,743 /
                                                   month
                                Insurance:         $578,299 /
                                                   month
                                Ground Lease:      Springing
                                Operating          Springing
                                Expenses:
LOCKBOX:                        Hard

-------------------------------------------------------------------    -------------------------------------------------------------

(1) The subject $110,000,000 loan represents a 15.71% pari passu interest in the $700,000,000 senior portion of an $825,000,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $700,000,000 senior financing, and on a combined-property basis. The DSCR after the interest only period is 2.40x.

(2) A capital expenditure reserve in the amount of $528,125 was funded at the closing, which reserve will be released to fund the cost to obtain a "no further action" letter from the Pennsylvania Department of Environmental Protection or a professional's opinion of no required action with respect to contamination from a former leaking underground storage tank located at the property known as One Bala Plaza, Bala Cynwyd, PA.

     A CitySpire reserve in the amount of $210,347 was funded at the closing, which reserve will be released to the Borrower when it has delivered evidence that it has resolved certain disputed expenses owed to the condominium board with respect to the property known as CitySpire Center, New York, NY.

     Ongoing RE Tax monthly reserves are based on the 2003 budget. The ongoing Insurance monthly reserves are based on the 2004 budget.

     The Borrower funded or is required to fund reserves for tenant improvement and leasing costs for the space leased by the following tenants:

     (i) USG Corporation ("USG") at the USG Building, Chicago, IL: At the closing, the Borrower deposited $11,850,000 to be held in a reserve account for the USG lease. The reserve will be released to the Borrower when USG affirms its lease pursuant to the bankruptcy code.

     (ii) AT&T Corp. at the USG Building, Chicago, IL. If AT&T Corp. does not renew its lease at least six months prior to its expiration, then the Borrower shall deposit $867,135 per month over six months into a reserve for such tenant's space.

     (iii) MCI Telecommunications ("MCI") at Three Bala Plaza, Bala Cynwyd, PA:
           The Borrower has deposited the sum of $1,491,120 into a reserve for leasing costs associated with the re-leasing of all or any portion of MCI's space in the event of MCI's rejection of its lease.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

     (iv) J.P. Morgan Securities, Inc. ("JP Morgan") at One Bush Plaza, San Francisco, CA: If JPMorgan does not renew its lease at least six months prior to its expiration, then the Borrower shall deposit $875,000 per month over six months into a reserve for such tenant's space.

     (v) Amazon.com at 520 Pike, Seattle, WA: Upon the earlier to occur of notification from Amazon that it is not renewing its lease or upon the expiration of its lease, the Borrower shall deposit $2,261,115 into a reserve for such space.

     In each case, portions of the relevant reserve may be used to fund leasing costs in connection with re-leasing the space. The remaining reserve will be released when a satisfactory replacement tenant (within the parameters described in the loan agreement) is in occupancy with no unfunded tenant costs. At the closing, the Borrower also deposited $6,300,286 into a tenant improvement and leasing cost reserve with respect to certain specified tenant space. The Borrower must deposit an additional $2,156,320 in the event that the Borrower becomes obligated to pay leasing costs with respect to certain space leased to Credit Suisse First Boston. The Borrower may deliver a letter of credit in substitution of any of the foregoing tenant improvement and leasing cost reserve amounts.

     A ground lease rent reserve will be required in the event that any substitute mortgaged property is ground leased.

     An operating expense reserve funded from cash flow will be required if an event of default occurs that is not a monetary default or a material default. Such funds will be released to the borrower monthly in accordance with the annual budget. In addition, if an event of default exists, an excess cash reserve will be established with respect to funds that would otherwise be released to the borrower pursuant to the terms of the waterfall under the lockbox.

(3)  Occupancy is based on rent rolls dated December 1, 2003.

(4) Certain of the GIC Office Portfolio Loan Properties are subject to ground leases, as described below. The ground lessor in each case has subordinated the ground leases to the lien of the GIC Office Portfolio Mortgages, and the properties are therefore listed as "Fee".

(5) AT&T Corp.: 710,580 square feet expires in March 2009, 120,654 square feet expires in December 2005, 12,623 square feet expires in October 2004 and 1,887 square feet expires in June 2007. With the exception of 12,623 square feet which is leased to TCG, a New York general partnership and a subsidiary of AT&T Corp., the space identified as AT&T Corp. is leased to the parent company, AT&T Corp. William Blair: 253,461 square feet expires in July 2011, 35,728 square feet expires in March 2009, 33,439 square feet expires in December 2005, 25,758 square feet expires in April 2006 and 6,824 square feet is month-to-month.
     McDermott, Will & Emery: 235,471 square feet expires in April 2017 and 1,850 square feet expires in May 2004.
     JP Morgan Chase: 124,386 square feet expires in December 2005, 85,900 square feet expires in October 2012, 4,573 square feet expires in August 2008 and 671 square feet is month-to-month. 85,900 square feet is leased to JPMorganChase Bank and 129,630 square feet is leased to J.P. Morgan Securities, Inc. (subsidiary of J.P. Morgan Chase & Co.)

THE GIC OFFICE PORTFOLIO LOAN

     THE LOAN. The second largest loan (the "GIC Office Portfolio Loan") as evidenced by the Promissory Note (the "GIC Office Portfolio Note") is secured by a first priority Mortgage and Security Agreement or Deed of Trust and Security Agreement (collectively, the "GIC Office Portfolio Mortgage") encumbering each of the twelve office properties identified below, located in Bala Cynwyd, Pennsylvania (three properties); San Francisco, California (two properties); Chicago, Illinois (two properties); New York, New York (two properties); Greenwich, Connecticut; Seattle, Washington; and Milwaukee, Wisconsin (collectively, the "GIC Office Portfolio Property"). The GIC Office Portfolio Loan was originated on December 10, 2003 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrowers are 40 Broad Street, Inc.; Bala Plaza Property, Inc.; 595 Market Street, Inc.; 227 Monroe Street, Inc.; 520 Pike Street, Inc.; Plaza East, Inc.; One Bush, Inc.; Greenwich American, Inc.; and Cityspire, Inc., each a Delaware corporation (collectively, the "GIC Office Portfolio Borrower") that owns no material asset other than its particular GIC Office Portfolio Property and related interests. Each GIC Office Portfolio Borrower is a wholly-owned subsidiary of Prime Plus Investments, Inc., a private real estate investment trust that is a wholly-owned subsidiary of the Government of Singapore Investment Corporation, which is in turn wholly owned by the government of the Republic of Singapore. The GIC Office Portfolio Borrowers have entered into the loan on a joint and several basis.

     THE PROPERTIES.

     The AT&T Corporate Center Property is located in Chicago, IL, bounded by Monroe Street and Franklin Street. This property was originally constructed in 1989 and consists of a 1,547,337 square foot, 60-story Class A office tower that is connected to the USG Building Property by a 16-story atrium. The AT&T Corporate Center Property is anchored by AT&T Corp., which subleases its space to ten tenants. The property includes a 2-level, 320-space, below grade parking garage that is shared with the connecting USG Building Property and is situated on approximately 1.07 acres.

     The USG Building Property is located in Chicago, IL, bounded by Franklin Street and Adams Street. This property was originally constructed in 1992 and consists of a 928,141 square foot, 35-story Class A office building. The property's largest tenant is William Blair. The USG Building Property shares a 15,984-square foot cafeteria and 2-level, 320-space, below grade parking garage with the connected AT&T Corporate Center Property. It is situated on approximately 0.90 acres.

     The One Bush Plaza Property is located in San Francisco, CA at the intersection of Bush Street and Market Street. This property consists of a 327,254 square foot, 19-story Class A office building that includes a stand-alone 6,700 square foot retail pavilion. The building was originally constructed in 1959 and was renovated in 1988 and 1990. The property contains a 280-space underground parking facility and a new fitness center and is anchored by JP Morgan Chase. It is situated on approximately 1.33 acres.







--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

     The Greenwich American Center Property is located in Greenwich, CT on American Lane, 2 miles north of Interstate 684 and adjacent to King Street. This property, which was originally built in 1970, consists of a 595,648 square foot Class A office campus, which includes a main building, an executive building, a historic guesthouse, and a 1,900 space underground garage. The guesthouse is currently being renovated by its tenant, Citigroup. The Greenwich American Center Property's largest tenant is Crompton Corp. The Greenwich American Center Property is situated on approximately 154.50 acres.

     The CitySpire Center Property is located in New York, NY on West 56th Street between 6th and 7th Avenues. This property was originally built in 1987 and consists of a 342,811 square foot Class A office condominium within a 75-story mixed-use office and condominium development. The office condominium is located on the first 24 floors of the development. The property's largest tenant is The Carson Group. It is located on approximately 0.55 acres.

     The 520 Pike Tower Property is located in Seattle, WA on the northwest corner of Sixth Avenue and Pike Street. This property was originally constructed in 1983 and consists of a 376,295 square foot, 29-story Class A office building and includes a 6-level, 264-space above-ground parking garage. The property's largest tenant is Acordia Northwest. The property is situated on approximately
0.3 acres.

         The 595 Market Street Property is located in San Francisco, CA, bounded by Market Street and Second Street. This property consists of a 416,909 square foot, 30-story Class A office building that was originally built in 1979. The lobby of the building is currently being renovated. The property is anchored by Mellon Capital Management. It is situated on approximately 0.5 acres.

         The Three Bala Plaza Property is located in Bala Cynwyd, PA on the north side of East City Avenue and St. Asaphs Road. This property consists of two 7-story Class A office buildings with a total of 373,745 square feet that were originally constructed in 1982. The property is part of the Bala Plaza Complex. The property's two office buildings share a common outdoor courtyard and 1,281 surface parking spaces. The Three Bala Plaza Property is anchored by Primavera Systems. It is situated on approximately 31.33 acres.

         The Plaza East Property is located in Milwaukee, WI, bounded by Kilbourn Street, Broadway, State Street and Milwaukee Street. This property encompasses an entire city block and consists of 2 thirteen-story Class B office buildings that total 473,597 square feet. The buildings were originally constructed in 1982 and 1984 and include 479 on-site underground parking spaces and 749 off-site parking spaces that are located one block south of the office buildings. The property won Milwaukee's Toby Award for the Best Office Building of the Year for 2002-2003. The property's largest tenant is GSA/FBI. It is situated on approximately 2.90 acres.

         The One Bala Plaza Property is located in Bala Cynwyd, PA on the north side of East City Avenue and St. Asaphs Road. This property was originally constructed in 1967 and consists of a 365,282 square foot, 6-story Class B office building. The property is part of the Bala Plaza Complex. The property includes 1,100 surface parking spaces, which are located along the front and sides of the building. The property is anchored by Philadelphia Insurance. It is situated on approximately 18.74 acres.

         The 40 Broad Street Property is located in New York, NY, in the Downtown financial district, on Broad Street between Exchange Place and Beaver Street. This property consists of a 284,183 square foot, 24-story Class A office building that was originally built in 1984. The 40 Broad Street Property is anchored by Frank Crystal & Company. It is situated on approximately 0.36 acres.

         The Two Bala Plaza Property is located in Bala Cynwyd, PA on the north side of East City Avenue and St. Asaphs Road. This property is part of the Bala Plaza Complex and consists of a 358,669 square foot, 9-story Class A office building and a 100,500 square foot, free-standing Saks Fifth Avenue department store. The Two Bala Plaza Property contains 426 uncovered and 850 underground parking spaces. The largest tenant of the property, not including the Saks Fifth Avenue department store, is Judge, Inc. The property was built in 1969 and is situated on approximately 11.39 acres.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

---------------------------- ---------------- ----------------- --------- ------------- ------------- ------------ --------------
                                               ALLOCATED LOAN              OWNERSHIP    YEAR BUILT/
         PROPERTY               LOCATION       AMT / EXPECTED   PROPERTY    INTEREST     RENOVATED     OCCUPANCY      SQUARE
                                              MATURITY BALANCE    TYPE                                                FOOTAGE
---------------------------- ---------------- ----------------- --------- ------------- ------------- ------------ --------------
AT&T Corporate Center        Chicago, IL       $37,462,857 /    Office      Fee         1989 / NAP          98%    1,547,337
                                                $35,026,140
---------------------------- ---------------- ----------------- --------- ------------- ------------- ------------ --------------
USG Building                 Chicago, IL       $20,020,000 /    Office      Fee         1992 / NAP         100%      928,141
                                                $18,717,828
---------------------------- ---------------- ----------------- --------- ------------- ------------- ------------ --------------
One Bush Plaza               San Francisco,     $7,747,143 /    Office      Fee         1959 / 1988         96%      327,254
                             CA                  $7,243,241                             and 1990
---------------------------- ---------------- ----------------- --------- ------------- ------------- ------------ --------------
Greenwich American Center    Greenwich, CT      $7,448,571 /    Office      Fee         1970 / NAP          81%      595,648
                                                 $6,964,090
---------------------------- ---------------- ----------------- --------- ------------- ------------- ------------ --------------
CitySpire Center             New York, NY       $7,385,714 /    Office      Fee         1987 / NAP          94%      342,811
                                                 $6,905,321
---------------------------- ---------------- ----------------- --------- ------------- ------------- ------------ --------------
520 Pike Tower               Seattle, WA        $7,071,429 /    Office      Fee         1983 / NAP          78%      376,295
                                                 $6,611,478
---------------------------- ---------------- ----------------- --------- ------------- ------------- ------------ --------------
595 Market Street            San Francisco,     $6,144,286 /    Office      Fee         1979 / NAP          81%      416,909
                             CA                  $5,744,640
---------------------------- ---------------- ----------------- --------- ------------- ------------- ------------ --------------
Three Bala Plaza             Bala Cynwyd, PA    $4,808,571 /    Office      Fee         1982 / NAP          94%      373,745
                                                 $4,495,805
---------------------------- ---------------- ----------------- --------- ------------- ------------- ------------ --------------
Plaza East                   Milwaukee, WI      $3,960,000 /    Office      Fee         1982 and            79%      473,597
                                                 $3,702,428                             1984 / NAP
---------------------------- ---------------- ----------------- --------- ------------- ------------- ------------ --------------
One Bala Plaza               Bala Cynwyd, PA    $2,970,000 /    Office      Fee         1967 / NAP          99%      365,282
                                                 $2,776,821
---------------------------- ---------------- ----------------- --------- ------------- ------------- ------------ --------------
40 Broad Street              New York, NY       $2,545,714 /    Office      Fee         1984 / NAP          79%      284,183
                                                 $2,380,132
---------------------------- ---------------- ----------------- --------- ------------- ------------- ------------ --------------
Two Bala Plaza               Bala Cynwyd, PA    $2,435,714 /    Office      Fee         1969 / NAP          88%      358,669
                                                 $2,277,287
---------------------------- ---------------- ----------------- --------- ------------- ------------- ------------ --------------


---------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------
                                        AVERAGE TOTAL      % OF TOTAL    CUMULATIVE %      % OF TOTAL         CUMULATIVE % OF
                             # OF        RENT PER SF      SQUARE FEET    OF SF ROLLING   RENTAL REVENUES       TOTAL RENTAL
          YEAR              LEASES         ROLLING          ROLLING                          ROLLING         REVENUES ROLLING
                            ROLLING
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------
         Vacant              100            $0.00               9%             9%              0%                     0%
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------
       2003 & MTM             97            $5.67               1%            10%               0%                    0%
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------
          2004                90            $32.44              6%            16%               6%                    6%
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------
          2005               121            $35.25             11%            27%              12%                   18%
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------
          2006                62            $33.39              6%            33%               6%                   24%
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------
          2007                98            $39.04             16%            48%              19%                   44%
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------
          2008                87            $28.56              8%            56%               7%                   51%
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------
          2009                53            $35.82             15%            71%              17%                   68%
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------
          2010                20            $38.12              2%            73%               2%                   70%
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------
          2011                26            $40.01              6%            79%               8%                   78%
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------
          2012                18            $27.41              6%            84%               5%                   83%
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------
          2013                27            $41.34              5%            90%               7%                   90%
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------
     2014 & Beyond            16            $31.56             10%           100%              10%                  100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ ----------------------


     PROPERTY MANAGEMENT. The GIC Office Portfolio Property is managed by Tower Realty Management Corporation. The management agreement is subject and subordinate to the GIC Office Portfolio Loan.

     B-NOTES, MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The GIC Office Portfolio Property also is secured by a subordinate B-Note, in the original principal amount of $125,000,000, that matures on January 8, 2014. The B-Note will not be included in the trust. In addition, the parent company of the GIC Office Portfolio Borrower has entered into a mezzanine loan in the amount of $75,000,000. An intercreditor agreement is in effect between the lender and the mezzanine loan lender.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed, except for certain permitted equipment financing. Also see the discussion of mezzanine indebtedness, above.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

     RELEASE OF PARCELS. From and after December 11, 2005, the GIC Office Portfolio Borrower may substitute one or more office properties for one or more of the current GIC Office Portfolio Properties that, in the aggregate, represent up to 30% of the principal amount of the GIC Office Portfolio Loan. The GIC Office Portfolio Borrower must satisfy certain conditions to substitution, including but not limited to:

    (i) Rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the substitution;

    (ii) The appraised value of the replacement property may be no less than the value of the released property as of the loan closing date;

    (iii) The substitution will result in a debt service coverage ratio not less than the greater of the debt service coverage ratio for the twelve months prior to the loan closing date and the then current debt service coverage ratio twelve months prior to the date of substitution;

     (iv) In no event may either the AT&T Corporate Center Property or the USG Building Property be substituted out of the portfolio, nor may the GIC Office Portfolio Loan be secured by fewer than eight individual properties; and

     (v)  certain location restrictions apply to the replacement properties.

Any property (except the AT&T Corporate Center Property and the USG Building Property) may also be released through a partial defeasance of the GIC Office Portfolio Loan, based on 125% of the allocated loan amount of the GIC Office Portfolio Property to be released. The GIC Office Portfolio Borrower must obtain a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities at the time of any partial defeasance.

Certain additional information regarding the GIC Office Portfolio Loan and the GIC Office Portfolio Property is set forth on Appendix II hereto.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 2-13 - GIC OFFICE PORTFOLIO
--------------------------------------------------------------------------------






                            [Photos of Properties]










--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 2-13 - GIC OFFICE PORTFOLIO
--------------------------------------------------------------------------------




                               [Map of Properties]









--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 14 - HARBOR STEPS
--------------------------------------------------------------------------------



----------------------------------------------------------------------  ------------------------------------------------------------
                          LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------------  ------------------------------------------------------------
ORIGINAL BALANCE:               $100,000,000                            SINGLE ASSET/PORTFOLIO:     Single
                                                                                                    Asset
CUT-OFF DATE BALANCE:           $100,000,000                            PROPERTY TYPE(3):           Multifamily
SHADOW RATING (MOODY'S / S&P):  NAP                                     PROPERTY SUB-TYPE(3):       High-rise
FIRST PAYMENT DATE:             October 8, 2003                         LOCATION:                   Seattle, WA
INTEREST RATE:                  7.900%                                  YEAR BUILT/RENOVATED:       1994-2000 / NAP
AMORTIZATION:                   Interest only through September 8,      OCCUPANCY(4):               90.8%
                                2005; thereafter, monthly principal
                                and interest payments in the amount
                                of $726,805, based on a 30-year
                                amortization schedule.
                                                                        SQUARE FOOTAGE(3):          723,684
                                                                        THE COLLATERAL:             Four-building luxury
                                                                                                    multifamily complex
ARD:                            NAP                                     OWNERSHIP INTEREST:         Fee
HYPERAMORTIZATION:              NAP
MATURITY DATE:                  September 8, 2013                                                             BASE
                                                                                                              RENT       LEASE
                                                                                                              -----      ------
                                                                        MAJOR COMMERCIAL TENANTS   % NRSF(5)   PSF(6)  EXPIRATION(7)
                                                                        ------------------------   ------      ------  ------------
EXPECTED MATURITY BALANCE:      $92,200,852                             GGLO, Inc. / Architects      16.1%     $32.14  10/31/2005
                                                                                                                            &
                                                                                                                       10/31/2007
SPONSOR:                        Harbor Steps Limited Partnership
INTEREST CALCULATION:           Actual/360                              Orca Capital / McCaw Group   11.0%     $17.00  08/31/2013
CALL PROTECTION:                Lockout through the second              Harbor Conference            9.0%      $18.00  08/31/2008
                                anniversary of the REMIC "start-up"     Centers, LLC
                                date, with U.S. Treasury defeasance
                                thereafter. Prepayable without
                                penalty from and after June 8, 2013.
                                                                        Wolfgang Puck Cafe           5.9%      $30.77  07/31/2007
                                                                        Inform, Inc. / Home          5.1%      $24.00  08/31/2005
                                                                        Furnishing
LOAN PER UNIT(1):               $135,501.36
UP-FRONT RESERVES:              RE Tax:                  $548,646       PROPERTY MANAGEMENT:        Harbor Property Management
                                                                                                    Services, Inc.
                                Cap Ex:                  $289,250       U/W NET OP. INCOME:         $9,810,427
ONGOING RESERVES(2):            RE Tax:                  See            U/W NET CASH FLOW:          $9,505,012
                                                         footnote 2
                                Insurance:               See            APPRAISED VALUE:            $154,000,000
                                                         footnote 2
                                Cap Ex:                  See            CUT-OFF DATE LTV:           64.9%
                                                         footnote 2
                                Commercial Lease                        MATURITY DATE LTV:          59.9%
                                Termination Rollover:    Springing      DSCR(8):                    1.19x
LOCKBOX:                        Hard
----------------------------------------------------------------------  ------------------------------------------------------------

(1) The residential space has 738 units. Original Loan per SF is approximately $138.18.

(2) The Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. The Borrower shall make monthly deposits to the Cap Ex Reserve account in an amount necessary to maintain a balance equal to the Initial Capital Expenditure Deposit of $289,250. In the event that Borrower receives a fee, payment or other compensation from any commercial tenant relating to or in exchange for the termination of such commercial tenant's lease ("Commercial Lease Termination Fee"), Borrower shall immediately deposit such Commercial Lease Termination Fee with Lender, to be utilized for tenant improvements and leasing commissions and, in the event that there is a rent deficiency from and after the termination of the lease, in replacement of rent.

(3)  640,469 sf of residential space and 83,215 sf of commercial space.

(4) Based on the residential rent roll dated December 17, 2003. The commercial occupancy is 91.9%.

(5)  The % NRSF figures are listed as a percentage of Commercial NRA.

(6)  Rent PSF calculations are based on Commercial NRA.

(7) 9,847 square feet of GGLO Inc./Architects' space expires on 10/31/2007. The remainder expires on 10/31/2005.

(8) DSCR is based on the interest-only period. The DSCR based on the amortization period would be 1.09x.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

THE HARBOR STEPS LOAN

     THE LOAN. The third largest loan (the "Harbor Steps Loan") as evidenced by the Promissory Note (the "Harbor Steps Note") is secured by a first priority Deed of Trust, Assignment of Leases and Rents and Security Agreement (the "Harbor Steps Mortgage") encumbering the approximately 723,684 square foot four-building luxury multifamily complex known as Harbor Steps, located in Seattle, Washington (the "Harbor Steps Property"). The Harbor Steps Loan was originated on August 28, 2003 by Morgan Stanley Mortgage Capital Inc. ("MSMC").

     THE BORROWER. The borrower under the Harbor Steps Loan is Harbor Steps LLC (the "Harbor Steps Borrower"), a single purpose, bankruptcy-remote Delaware limited liability company controlled and owned by Stimson Bullitt (80.8%), the Seattle Art Museum (13.7%) and Harriet Stimson Bullitt (5.5%). Harbor Properties, Inc., founded by Stimson Bullitt in 1972, has been involved in the design, financing and construction of seven mixed-use projects in Seattle, Washington.

     THE PROPERTY. The Harbor Steps Property, which opened in phases between 1994 and 2000, is located in Seattle, Washington, only a few blocks from the Pike Place Market and Seattle's core financial district. The Harbor Steps Property contains 738 multifamily units, 640,469 square feet of residential space, 83,215 square feet of office/retail space, 20 hotel rooms and extensive amenities. The breakdown of multifamily units is as follows: 9 townhomes, 131 studio apartments, 383 one-bedroom apartments, 176 two-bedroom apartments and 39 penthouses. The Harbor Steps Property is situated on approximately 2.50 acres and includes 649 parking spaces.

------------------------------------------------------------------------------------------------------------------------------
                                                      UNIT MIX SUMMARY
--------------------------------- ------------------------------ ------------------------------ ------------------------------
           UNIT TYPE                      NO. OF UNITS                 AVG. SQUARE FEET          AVG. MONTHLY RENT PER UNIT(1)
--------------------------------- ------------------------------ ------------------------------ ------------------------------
         Townhomes                               9                          1,328                          $1,924
--------------------------------- ------------------------------ ------------------------------ ------------------------------
         Studio                                131                            594                           $983
--------------------------------- ------------------------------ ------------------------------ ------------------------------
         One Bedroom                           383                            776                          $1,455
--------------------------------- ------------------------------ ------------------------------ ------------------------------
         Two Bedroom                           176                          1,146                          $2,002
--------------------------------- ------------------------------ ------------------------------ ------------------------------
         Penthouses                             39                          1,320                          $3,238
--------------------------------- ------------------------------ ------------------------------ ------------------------------
   TOTAL / WEIGHTED AVERAGES                   738                            868                          $1,569
--------------------------------- ------------------------------ ------------------------------ ------------------------------

(1) Calculations exclude vacant units and are based on monthly rent net of amortized concessions

     PROPERTY MANAGEMENT. The Harbor Steps Property is managed by the Harbor Property Management Services, Inc., which is an affiliate of the Harbor Steps Borrower. The management agreement is subordinate to the Harbor Steps Loan and is terminable for any reason or no reason at any time so long as 30 days for the owner or 60 days for the manager have been given prior to termination.

     MEZZANINE DEBT. Not allowed, although see the description of additional debt, below.

     ADDITIONAL DEBT (NOT INCLUDING TRADE DEBTS). The Harbor Steps Property is encumbered by a $23,000,000 loan by Washington Real Estate Holdings, LLC ("WREH") secured by (i) a subordinated mortgage lien on the Harbor Steps Property and (ii) 100% of the equity interest in the Harbor Steps Borrower. WREH has entered into a subordination and intercreditor agreement with respect to such loan.

Certain additional information regarding the Harbor Steps Loan and the Harbor Steps Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 14 - HARBOR STEPS
--------------------------------------------------------------------------------



                             [Photos of Properties]











--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 14 - HARBOR STEPS
--------------------------------------------------------------------------------



                                [Map of Property]








--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          MORTGAGE LOAN NO. 15 - ALAMO QUARRY MARKET & QUARRY CROSSING
--------------------------------------------------------------------------------

-------------------------------------------------------------------   --------------------------------------------------------------
                         LOAN INFORMATION                                                   PROPERTY INFORMATION
------------------------------- -------------------- --------------   ----------------------- ------------ -------------------------
ORIGINAL BALANCE(1):            $69,000,000                           SINGLE                  Single
                                                                      ASSET/PORTFOLIO:        Asset
CUT-OFF DATE BALANCE(1):        $68,853,435                           PROPERTY TYPE:          Retail
SHADOW RATING (MOODY'S / S&P):  NAP                                   PROPERTY SUB-TYPE:      Anchored
FIRST PAYMENT DATE:             February 8, 2004                      LOCATION:               San Antonio, TX
INTEREST RATE:                  5.670%                                YEAR BUILT/RENOVATED:   1997 and 1999 / NAP
AMORTIZATION:                   360 months                            OCCUPANCY(5):           97.3%
ARD:                            January 8, 2014                       SQUARE FOOTAGE:         590,007
HYPERAMORTIZATION:              From and after the ARD, the loan      THE COLLATERAL:         16-building, 1-story shopping center
                                interest rate steps up to the
                                greater of 10.67% and the then
                                applicable treasury rate plus
                                5.0%; additional payments to
                                principal will be required
                                according to Section 3.3(b)(viii)
                                of the Cash Management Agreement
                                until the loan is paid in full.
                                                                      OWNERSHIP INTEREST:     Fee

                                                                                                           BASE RENT        LEASE
                                                                      MAJOR TENANTS             % NRSF         PSF        EXPIRATION
MATURITY DATE:                  January 8, 2034                       Regal Cinemas              12.3%       $12.50       03/1/2018
                                                                      (Act III Theaters)
EXPECTED ARD BALANCE:           $58,059,456                           Bed, Bath & Beyond         6.8%        $12.00       01/1/2013
SPONSOR:                        American Assets, Inc.                 Whole Foods                6.4%        $10.45       10/1/2012
INTEREST CALCULATION:           Actual/360
CALL PROTECTION:                Lockout through the earlier of        PROPERTY MANAGEMENT:    American Assets, Inc.
                                January 8, 2007 or 2 years after
                                the REMIC "start-up" date, with
                                U.S. Treasury defeasance
                                thereafter. Prepayable without
                                penalty from and
                                after October 8, 2013.
                                                                      U/W NET OP. INCOME:     $10,179,257
                                                                      U/W NET CASH FLOW:      $9,854,754
                                                                      APPRAISED VALUE(1):     $142,000,000
LOAN PER SF(1):                 $184.36                               CUT-OFF DATE LTV(1):    76.6%
UP-FRONT RESERVES(2):           Cap Ex.:             $88,500          MATURITY DATE LTV(1):   64.6%
ONGOING RESERVES(3):            RE Tax:              Springing        DSCR(1):                1.30x
                                Insurance:           Springing
                                TI/LC:               Springing
                                Cap Ex.:             See footnote
                                                     2
LOCKBOX(4):                     Soft
-------------------------------------------------------------------   --------------------------------------------------------------

(1) The subject $69,000,000 loan represents a 63.3% pari passu interest in a $109,000,000 mortgage loan. Loan per SF, Cut-off Date LTV, Maturity Date LTV, and DSCR numbers in this table are based on the total $108,768,469 (current balance) financing. The reserves described in the footnotes below apply to the entire $109,000,000 financing.

(2) At the closing, the Borrower escrowed $88,500 for replacement reserves. If funds are withdrawn from the account, the Borrower must replace the funds by making monthly payments of $7,375 until the balance in the account reaches $88,500.

(3) The Borrower will be required to escrow 1/12 of annual real estate taxes and insurance premiums monthly only if there is a continuing event of default, the Borrower does not pay all taxes and insurance premiums and the Borrower fails to provide satisfactory evidence of payment. Upon the occurrence of an event of default or if DSCR falls below 1.10x, the Borrower must establish an escrow for tenant improvements and leasing commissions in the amount of $295,000. If funds are withdrawn from this account, the Borrower must make monthly payments of $24,583.34 until the balance in the reserves reaches $295,000. After the event of default is cured or the DSCR rises above 1.10x, the funds shall be disbursed to the Borrower.

(4) A soft lockbox is in place. All rents received by the Borrower must be deposited directly into the lockbox account. The Borrower may withdraw funds from the account until January 8, 2014 unless there is an event of default, the Borrower becomes insolvent or bankrupt or the DSCR falls below 1.10x.

(5) Occupancy is based on the rent roll dated November 1, 2003.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

THE ALAMO QUARRY MARKET & QUARRY CROSSING LOAN

     THE LOAN. The fourth largest loan (the "Alamo Quarry Market & Quarry Crossing Loan") as evidenced by four Promissory Notes (collectively, the "Alamo Quarry Market & Quarry Crossing Note") is secured by a first priority Deed of Trust and Security Agreement (the "Alamo Quarry Market & Quarry Crossing Mortgage") encumbering the 590,007 square foot shopping center known as Alamo Quarry Market & Quarry Crossing, located in San Antonio, Texas (the "Alamo Quarry Market & Quarry Crossing Property"). The Alamo Quarry Market & Quarry Crossing Loan was originated on December 31, 2003 (the "Origination Date") by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWERS. The tenants-in-common borrowers are Alamo Stonecrest Holdings, LLC, a Delaware limited liability company ("Stonecrest"), and Alamo Vista Holdings, LLC, a Delaware limited liability company ("Vista" and together with Stonecrest, the "Alamo Borrowers") that own no material assets other than the Alamo Quarry Market & Quarry Crossing Property and related interests. Pacific Stonecrest Holdings, L.P., a California limited partnership, whose general partner is Pacific Stonecrest Assets, Inc., a California corporation, is the sole member of Stonecrest. First American Exchange Corporation of California, a California corporation, is the sole member of Vista. Within 180 days of the Origination Date, the direct equity interests in Vista will be transferred to Vista Hacienda, L.P., a California limited partnership. American Assets, Inc. (the "Sponsor") owns at least a 51% direct or indirect interest in Vista Hacienda, L.P.

     THE PROPERTY. The Alamo Quarry Market & Quarry Crossing Property, located in San Antonio, Texas, is situated along Highway 281, just south of Loop 410. The Alamo Quarry Market & Quarry Crossing Property was built in 1997 and 1999 and consists of a 590,007 square foot, primarily 1-story shopping center comprised of 16 buildings. Its anchors and major tenants include Regal Cinema, Bed Bath & Beyond, Bally Total Fitness and Whole Foods. The Alamo Quarry Market & Quarry Crossing Property is situated on 59.0 acres and contains 3,282 parking spaces.

--------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------

------------------------- ------------- --------------- ----------------- ------------- ----------------- ------------------
                                         AVERAGE BASE      % OF TOTAL      CUMULATIVE   % OF TOTAL BASE    CUMULATIVE % OF
                          # OF LEASES    RENT PER SF      SQUARE FEET       % OF SF     RENTAL REVENUES     TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING         ROLLING         ROLLING       REVENUES ROLLING
------------------------- ------------- --------------- ----------------- ------------- ----------------- ------------------
         Vacant                 4           $0.00               3%              3%              0%               0%
------------------------- ------------- --------------- ----------------- ------------- ----------------- ------------------
       2004 & MTM               2           $21.53              1%              4%              1%               1%
------------------------- ------------- --------------- ----------------- ------------- ----------------- ------------------
          2005                  5           $26.40              2%              6%              4%               5%
------------------------- ------------- --------------- ----------------- ------------- ----------------- ------------------
          2006                  3           $24.17              1%              7%              2%               7%
------------------------- ------------- --------------- ----------------- ------------- ----------------- ------------------
          2007                 19           $21.24             14%             21%             17%              24%
------------------------- ------------- --------------- ----------------- ------------- ----------------- ------------------
          2008                 15           $20.21             14%             35%             16%              40%
------------------------- ------------- --------------- ----------------- ------------- ----------------- ------------------
          2009                  2           $25.55              2%             37%              3%              43%
------------------------- ------------- --------------- ----------------- ------------- ----------------- ------------------
          2010                  7           $23.96              7%             44%              9%              52%
------------------------- ------------- --------------- ----------------- ------------- ----------------- ------------------
          2011                  2           $25.03              1%             46%              2%              54%
------------------------- ------------- --------------- ----------------- ------------- ----------------- ------------------
          2012                  7           $15.29             20%             66%             18%              72%
------------------------- ------------- --------------- ----------------- ------------- ----------------- ------------------
          2013                  9           $15.42             17%             83%             15%              87%
------------------------- ------------- --------------- ----------------- ------------- ----------------- ------------------
     2014 & Beyond              7           $13.05             17%            100%             13%             100%
------------------------- ------------- --------------- ----------------- ------------- ----------------- ------------------

     PROPERTY MANAGEMENT. The Alamo Quarry Market & Quarry Crossing Property is managed by the Sponsor, American Assets, Inc., under a management agreement that terminates on December 31, 2004 with automatic renewal periods of one year thereafter. The Lender may replace the Sponsor as manager if there is an event of default, the Sponsor becomes insolvent, there is a material default or the Alamo Quarry Market & Quarry Crossing Loan is not paid in full by January 8, 2014. The Sponsor as manager is entitled to a base fee of 3% of gross income from the Alamo Quarry Market & Quarry Crossing Property as well as certain other specified fees and leasing commissions.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Subordinate indebtedness and other encumbrances are generally prohibited by the Alamo Quarry Market & Quarry Crossing Loan financing documents, except amounts deriving from leases of the Alamo Quarry Market & Quarry Crossing Property.

     RELEASE OF PARCELS. Not allowed.

Certain additional information regarding Alamo Quarry Market & Quarry Crossing Loan and the Alamo Quarry Market & Quarry Crossing Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          MORTGAGE LOAN NO. 15 - ALAMO QUARRY MARKET & QUARRY CROSSING
--------------------------------------------------------------------------------





                             [Photos of Properties]












--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          MORTGAGE LOAN NO. 15 - ALAMO QUARRY MARKET & QUARRY CROSSING
--------------------------------------------------------------------------------





                               [Map of Property]




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 16 -WELLS FARGO TOWER
--------------------------------------------------------------------------------

------------------------------------------------------------------   ---------------------------------------------------------------
                         LOAN INFORMATION                                                  PROPERTY INFORMATION
------------------------------- -------------------- -------------   ----------------------- ------------ --------------------------
ORIGINAL BALANCE(1):            $59,750,000                          SINGLE                  Single
                                                                     ASSET/PORTFOLIO:        Asset
CUT-OFF DATE BALANCE(1):        $59,750,000                          PROPERTY TYPE:          Office
SHADOW RATING (MOODY'S / S&P):  NAP                                  PROPERTY SUB-TYPE:      Urban
FIRST PAYMENT DATE:             August 1, 2003                       LOCATION:               Los Angeles, CA
INTEREST RATE:                  4.680%                               YEAR BUILT/RENOVATED:   1982 / NAP
AMORTIZATION:                   Interest only until June 1,          OCCUPANCY(3):           83.8%
                                2006.  Thereafter, monthly
                                principal and interest in the
                                amount of $309,168 beginning in
                                July 1, 2006, based on a 30-year
                                amortization schedule.
                                                                     SQUARE FOOTAGE:         1,380,674
                                                                     THE COLLATERAL:         53-story office/retail tower
ARD:                            NAP                                  OWNERSHIP INTERESTS:    Fee

HYPERAMORTIZATION:              NAP                                                                                      LEASE
MATURITY DATE:                  July 1, 2010                         MAJOR TENANTS             % NRSF      RENT PSF    EXPIRATION
                                                                     -------------             ------      --------   -----------

EXPECTED MATURITY BALANCE:      $55,913,689                          Gibson, Dunn &             21.2%       $25.19      11/28/2017
                                                                     Crutcher
SPONSOR:                        Maguire Properties, L.P.             Wells Fargo Bank           19.5%       $21.84      02/28/2013
INTEREST CALCULATION:           Actual/360                           Oaktree Capital            7.2%        $15.9       03/31/2009
                                                                     Management, LLC
CALL PROTECTION:                Lockout through the earlier  of
                                (a) July 1, 2007 or (b) 2 years
                                after the last securitization
                                involving any portion of the
                                Wells Fargo Tower Whole Loan,
                                with U.S. Treasury defeasance
                                thereafter.  Prepayable without
                                penalty from and after April 1,
                                2010.
                                                                     PROPERTY MANAGEMENT:    Maguire PropertiesServices, Inc.
                                                                     U/W NET OP. INCOME:     $25,117,479
                                                                     U/W NET CASH FLOW:      $23,705,990
LOAN PER SF(1):                 $181.07                              APPRAISED VALUE:        $360,000,000
UP-FRONT RESERVES(2):           RE Tax:              $1,315,076      CUT-OFF DATE LTV(1):    69.4%
                                Insurance:           $390,175        MATURITY DATE LTV(1):   65.0%
                                Deferred             $59,272         DSCR(1) (4):            2.00x
                                Maintenance:
                                TI/LC:               $1,531,445
                                Second TI/LC         $15,827,393
                                reserve:
ONGOING RESERVES(2):            RE Tax:              $296,954 /
                                                     month
                                Insurance:           $205,944 /
                                                     month
                                Cap Ex:              Springing
                                TI/LC:               Springing
                                Minimum Occupancy    $101,705 /
                                TI/LC:               month
LOCKBOX:                        Hard
------------------------------------------------------------------   ---------------------------------------------------------------


(1) The subject $59,750,000 loan represents a 23.90% pari passu interest in a $250,000,000 total loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $250,000,000 financing.

(2) The Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. The amounts shown are the current monthly collections. The monthly deposits to the Minimum Occupancy TI/LC reserve will be made during the period up to and including July 1, 2006, with respect to the portion of the vacant space at the property that, if leased, would cause the property to reach a 92% occupancy level. From and after the occurrence of a NOI Trigger Event, the Borrower must make Cap Ex reserve deposits in the amount of $28,162/month and TI/LC reserve deposits in the amount of $224,804/month. "NOI Trigger Event" is defined as any calendar quarter in which the net operating income for the property is less than $23,000,000; the NOI Trigger Event will be deemed to continue until net operating income exceeds $23,000,000 for at least two consecutive calendar quarters. During this time period, the Borrower must also make certain additional deposits of Excess Cash Flow (as defined in the promissory note) to reflect Cap Ex and TI/LC deposits not made during the period prior to the occurrence of the NOI Trigger Event. Regardless of the occurrence of a NOI Trigger event, the Borrower must also pay to the TI/LC reserve and Cap Ex reserve accounts (1) from and including October 1, 2004 up to and including September 1, 2005, all Excess Cash Flow, but only until there has been deposited in the TI/LC reserve and Cap Ex reserve accounts an additional amount of $522,320 for such period; (2) from and including October 1, 2005 up to and including September 1, 2006, all Excess Cash Flow, but only until there has been deposited in the TI/LC reserve and Cap Ex reserve accounts an additional amount of $522,320 for such period, and
     (3) from and including January 1, 2009, all Excess Cash Flow, until there has been deposited in the TI/LC reserve and Cap Ex reserve accounts an additional amount of $3,000,000. The Borrower may substitute letters of credit in lieu of certain of the reserve deposits.

(3)  Occupancy is based on the rent roll dated June 30, 2003.

(4) DSCR is based on the interest-only period. The DSCR based on the amortization period is 1.53x.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

THE WELLS FARGO TOWER LOAN

     THE LOAN. The fifth largest loan (the "Wells Fargo Tower Loan") as evidenced by the Promissory Note (the "Wells Fargo Tower Note") is secured by a first priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Wells Fargo Tower Mortgage") encumbering the 1,380,674 square foot office/retail tower known as Wells Fargo Tower, located in Los Angeles, California (the "Wells Fargo Tower Property"). The Wells Fargo Tower Loan was originated on June 26, 20003 by Greenwich Capital Financial Products, Inc. and subsequently assigned to Morgan Stanley Mortgage Capital Inc. ("MSMC").

     THE BORROWER. The borrower is North Tower, LLC, a Delaware limited liability company (the "Wells Fargo Tower Borrower") that owns no material asset other than the Wells Fargo Tower Property and related interests. The Wells Fargo Tower Borrower is a wholly-owned, direct subsidiary of Maguire Properties, Inc. (NYSE: MPG), a newly-formed REIT that is the largest owner and operator of class A office properties in the Los Angeles central business district. The REIT is primarily focused on owning and operating high-quality office properties in the Southern California market.

     THE PROPERTY. The Wells Fargo Tower Property is located at 333 South Grand Avenue, in the Bunker Hill area of downtown Los Angeles, California. The Wells Fargo Tower Property was originally constructed in 1982 and consists of a 1,380,674 square foot office/retail tower. Wells Fargo Tower is situated on approximately 2.6 acres and includes a 5-level on-site parking garage.


------------------------------------------------------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
                                         AVERAGE BASE      % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE    CUMULATIVE % OF
                             # OF        RENT PER SF      SQUARE FEET    OF SF ROLLING   RENTAL REVENUES      BASE RENTAL
          YEAR              LEASES         ROLLING          ROLLING                          ROLLING        REVENUES ROLLING
                            ROLLING
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
         Vacant               62            $0.00              16%             16%              0%                  0%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
       2003 & MTM             29            $18.35              2%            18%               2%                  2%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2004                18            $25.61              4%            22%               6%                  8%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2005                 9            $16.57              3%            25%               3%                 11%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2006                 8            $19.82              2%            27%               3%                 13%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2007                17            $18.10              7%            34%               8%                 21%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2008                 5            $15.97              2%            36%               1%                 22%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2009                 4            $15.89              7%            43%               7%                 29%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2010                 3            $17.00              3%            46%               3%                 32%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2011                 6            $15.54              8%            53%               7%                 39%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2012                 4            $18.23              5%            59%               6%                 45%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2013                24            $21.73             20%            79%              26%                 71%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
     2014 & Beyond            13            $23.45             21%           100%              29%                100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------

     PROPERTY MANAGEMENT. The Wells Fargo Tower Property is managed by Maguire Properties, L.P. and sub-managed by Maguire Properties Services, Inc., each of which is an affiliate of the Wells Fargo Tower Borrower. The management fees are subordinate and subject to the Wells Fargo Tower loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Subordinate indebtedness and other encumbrances are generally prohibited by the Wells Fargo Tower financing documents, except liabilities relating to the ownership and operation of the Wells Fargo Tower Property and routine administration of the Wells Fargo Tower Borrower, not exceeding $4,000,000 in the aggregate and not evidenced by a note.

     RELEASE OF PARCELS. Not allowed.

Certain additional information regarding the Wells Fargo Tower Loan and the Wells Fargo Tower Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 16 - WELLS FARGO TOWER
--------------------------------------------------------------------------------


                              [Photo of Property]







--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 16- WELLS FARGO TOWER
--------------------------------------------------------------------------------



                               [Map of Proptery]




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       MORTGAGE LOAN NO. 17 - FOUR SEASONS - LOS ANGELES AT BEVERLY HILLS
--------------------------------------------------------------------------------

-------------------------------------------------------------------     ------------------------------------------------------------
                         LOAN INFORMATION                                                     PROPERTY INFORMATION
------------------------------ --------------------- --------------     ----------------------- ------------ -----------------------
ORIGINAL BALANCE:              $53,145,923                              SINGLE                  Single
                                                                        ASSET/PORTFOLIO:        Asset
CUT-OFF DATE BALANCE:          $53,051,487                              PROPERTY TYPE:          Hospitality
SHADOW RATING (MOODY'S / S&P)  NAP                                      PROPERTY SUB-TYPE:      Full-service
FIRST PAYMENT DATE:            February 7, 2004                         LOCATION:               Los Angeles, CA
INTEREST RATE:                 6.600%                                   YEAR BUILT/RENOVATED:   1987 / 1998 and 2001-2002
AMORTIZATION:                  360 months                               OCCUPANCY(4):           70.8%
ARD:                           NAP                                      UNITS:                  285
HYPERAMORTIZATION:             NAP                                      THE COLLATERAL:         Luxury hotel
MATURITY DATE:                 February 7, 2014                         OWNERSHIP INTEREST(5):  Leasehold/Fee
EXPECTED MATURITY BALANCE:     $45,852,118                              PROPERTY MANAGEMENT:    Four Seasons Hotels Limited
SPONSORS:                      Robert Cohen and Joseph Cohen            U/W NET OP. INCOME:     $7,631,174
INTEREST CALCULATION:          Actual/360                               U/W NET CASH FLOW:      $5,660,501
CALL PROTECTION:               Lockout through March 31, 2005.          CUT-OFF DATE LTV(1):    56.7%
                               Thereafter, prepayable upon payment      MATURITY DATE LTV(1):   50.1%
                               of a fee equal to the greater of 1%      DSCR:                   1.39x
                               of the principal amount and the amount
                               by which the present value of future
                               payments, discounted by using the
                               then applicable treasury rate plus
                               50 basis points, exceeds the principal
                               amount prepaid.
LOAN PER UNIT(1):              $256,124.05
UP-FRONT RESERVES(2):          RE Tax:               $561
                               FF&E:                 $64,800
ONGOING RESERVES(3):           RE Tax:               $95,500 /
                                                     month
                               FF&E:                 $164,223 /
                                                     month
LOCKBOX:                       Hard
-------------------------------------------------------------------     ------------------------------------------------------------

(1) Loan per unit and LTV calculations include the Four Seasons Loan and the senior fee mortgage that is not an asset of the Trust. The cut-off date balance of the senior fee mortgage is $19,943,863. The expected maturity balance of the senior fee mortgage is $18,689,565. See "Ground Lease / Senior Mortgage" below.

(2) At closing, the Borrower funded $64,800 in a FF&E reserve, to be used for the replacement of furniture, fixtures and fittings at the mortgaged property.

(3) The Borrower is required to escrow 1/12 of annual real estate taxes monthly. The amount shown is based on the 2004 budgeted real estate tax expense. The Borrower is required to deposit in the FF&E reserve 4% of gross revenues received during the previous month. The amount shown is 1/12 of the underwritten FF&E reserve amount.

(4)  Occupancy is based on the operating statements dated October 31, 2003.

(5)  See "Ground Lease / Senior Mortgage" below.


THE FOUR SEASONS LOAN

     THE LOAN. The sixth largest loan (the "Four Seasons Loan") as evidenced by two Promissory Notes (collectively, the "Four Seasons Note") is secured by a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Four Seasons Mortgage") encumbering the 285 unit luxury hotel known as the Four Seasons, located in Los Angeles, California (the "Four Seasons Property"). The Four Seasons Loan was originated by Teachers Insurance and Annuity Association of America on March 31, 2001, and acquired on November 19, 2003 by Morgan Stanley Mortgage Capital Inc. and amended on February 6, 2004.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

     THE BORROWER. The borrower is Burton Way Hotels, LLC, a Delaware limited liability company (the "Four Seasons Borrower") that owns no material asset other than its ground leasehold interest in the Four Seasons Property and related interests. The Four Seasons Borrower is a special purpose entity whose sole member is Burton Way Hotels, Ltd. a California limited partnership. The sponsors of the Four Seasons Loan are Robert Cohen and Joseph Cohen (collectively, the "Sponsors"). The Sponsors originally developed the Four Seasons Property.

     THE PROPERTY. The Four Seasons Property, located in Los Angeles, California and adjacent to Beverly Hills, is bounded by South Doheny Drive and Burton Way. The Four Seasons Property was originally constructed in 1987 and renovated in 1998 and 2001-2002. The property is a five-star luxury hotel that includes a spa, swimming pool and whirlpool, fitness facility, kitchen, business center and a 520-space underground parking garage. The property also has 10 meeting rooms totaling approximately 9,650 square feet.

     GROUND LEASE / SENIOR MORTGAGE. The Four Seasons Borrower's interest in the Four Seasons Property consists of a leasehold interest created under a ground lease (the "Four Seasons Ground Lease") with A.C.C. Company, a California general partnership, as lessor (the "Ground Lessor"). The Four Seasons Ground Lease expires in 2074.

     The Four Seasons Mortgage is a first priority lien on the ground leasehold and the Ground Lessor has joined in granting the Four Seasons Mortgage, encumbering the fee estate in favor of the mortgagee. However, the fee joinder is not a first priority lien upon the fee interest; the fee is encumbered by a senior mortgage in favor of Allstate Life Insurance Company. The Four Seasons Mortgage is subject and subordinate to the senior mortgage, which secures a loan in the principal amount, as of the Cut-Off Date, of $19,943,863, and to any refinancings of that loan (up to a principal amount of $20,000,000), which matures January 1, 2009. The lender is party to a Consent, Subordination of Mortgage and Intercreditor Agreement and to an Agreement of Recognition, Nondisturbance and Attornment, with Estoppel, with the senior mortgagee, which grants the mortgagee certain notice, cure and buy-out rights with respect to the senior mortgage. See "Risk Factors--The Fee Property Lien of One Mortgage Is Not First Priority; Foreclosure By The Senior Lender Could Adversely Impact Repayment Of That Mortgage Loan" for a discussion of the risks attendant to the subordination structure.

     PROPERTY MANAGEMENT. The Four Seasons Property is managed by Four Seasons Hotels Limited ("Four Seasons Manager") under an agreement that runs through 2062. The Four Seasons Borrower has a right to terminate the agreement in the event that the Four Seasons Manager fails to meet certain RevPAR standards versus its competitive set and other quality standards.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). See the discussion of the senior mortgage, above. Additionally, subordinate indebtedness and other encumbrances are generally prohibited by the Four Seasons financing documents, except the financing of capital improvements, tenant improvements, or building equipment or leasing costs related solely to the Four Seasons Property so long as such indebtedness is unsecured and (i) in the aggregate does not exceed $2,000,000, (ii) the proceeds are not distributed to the Four Seasons Borrower or any direct beneficial owner of the Four Seasons Borrower (except as reimbursement for monies expended), (iii) is evidenced by a note or other written agreement which is otherwise on terms no less favorable to the Four Seasons Borrower than the terms of the Four Seasons Loan documents and (iv) the terms of which shall require that the principal amount of the indebtedness be repaid from the operating income in excess of operating expenses and debt service, prior to any distributions to any direct beneficial owner of the Four Seasons Borrower.

     RELEASE OF PARCELS. Not allowed.

Certain additional information regarding the Four Seasons Loan and the Four Seasons Property is set forth on Appendix II hereto.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        MORTGAGE LOAN NO. 17- FOUR SEASONS - LOS ANGELES AT BEVERLY HILLS
--------------------------------------------------------------------------------


                             [Photos of Properties]






--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        MORTGAGE LOAN NO. 17- FOUR SEASONS - LOS ANGELES AT BEVERLY HILLS
--------------------------------------------------------------------------------



                               [Map of Property]




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NOS. 18-20 - PPG PORTFOLIO 1
--------------------------------------------------------------------------------

-----------------------------------------------------------------   ------------------------------------------------------------
                         LOAN INFORMATION                                                 PROPERTY INFORMATION
-----------------------------------------------------------------   ------------------------------------------------------------
ORIGINAL BALANCE:               $44,679,732                         SINGLE ASSET/PORTFOLIO:     Portfolio of 3
                                                                                                assets
CUT-OFF DATE BALANCE:           $44,679,732                         PROPERTY TYPE:              Office
SHADOW RATING (MOODY'S / S&P):  NAP                                 PROPERTY SUB-TYPE:          Medical
FIRST PAYMENT DATE:             February 8, 2004                    LOCATION:                   Longmont, CO; Phoenix, AZ;
                                                                                                Centennial, CO
INTEREST RATE:                  4.930%                              YEAR BUILT/RENOVATED:       See table on following page
AMORTIZATION:                   Interest only                       OCCUPANCY(5):               84.5%
ARD(1):                         January 8, 2009                     SQUARE FOOTAGE(2):          236,446
HYPERAMORTIZATION:              From and after the ARD, the loan    THE COLLATERAL:             3 medical office properties
                                interest rate steps up to the       OWNERSHIP INTEREST:         Fee
                                greater of 9.93% and the then
                                applicable treasury rate plus
                                5.0%; additional payments to
                                principal will be required
                                according to Section 5(b)(ii)
                                of the Cash Management Agreement
                                until the loan is paid in full.
                                                                                                          BASE       LEASE
                                                                    MAJOR TENANTS               % NRSF    RENT PSF   EXPIRATION
                                                                    -------------               ------    --------   -----------
                                                                    LONGMONT:
                                                                    Longmont United Hospital     17.4%     $22.15      05/31/2017
MATURITY DATE:                  January 8, 2024
EXPECTED ARD BALANCE:           $44,679,732                         GATEWAY:
                                                                    Phoenix Orthopaedic          25.4%     $39.34      10/31/2017
                                                                    Ambulatory Center
SPONSOR:                        Partners Property Group, LLC
INTEREST CALCULATION:           Actual/360                          CENTENNIAL:
                                                                    Colorado Allergy & Asthma    16.1%     $18.15      01/31/2018
CALL PROTECTION:                Lockout through the earlier of
                                December 22, 2008 or 2 years
                                after the REMIC "start-up" day,
                                with U.S. Treasury defeasance
                                thereafter.  Prepayable without
                                penalty from and after October 8,
                                2008.
                                                                    PROPERTY MANAGEMENT:        NDG Property Management LLC
                                                                    U/W NET OP. INCOME(2):      $4,749,441
LOAN PER SF(2):                 $188.96                             U/W NET CASH FLOW(2):       $4,342,754
UP-FRONT RESERVES(2) (3):       Required Repairs:     $23,250       APPRAISED VALUE(2):         $61,450,000
                                Insurance Fund:       $22,025       CUT-OFF DATE LTV(2):        72.7%
                                Leasing:              $2,145,870    MATURITY DATE LTV(2):       72.7%
                                Centennial Renewal:   $255,000      DSCR(2):                    1.94x
                                Longmont Earn-Out:    $1,492,519
                                Longmont Vacant       $294,239
                                Space:
ONGOING RESERVES(2) (4):        RE Tax:               $45,714 /
                                                      month
                                Insurance:            $5,037 /
                                                      month
LOCKBOX:                        Hard
-----------------------------------------------------------------   ----------------------------------------------------------------


(1) The Borrower has an option to extend the ARD for a period of 90 days, provided there is no event of default and the Borrower pays a fee of 0.25% of the outstanding principal of the Loan.

(2) Loan per SF, Occupancy, Square Footage, UW Net Op Income, U/W Net Cash Flow, Appraised Value, Cut-Off Date LTV, Maturity Date LTV and DSCR and certain Up-Front and Ongoing Reserves are all calculated on a combined property basis.

(3)  At the loan closing, the Borrower funded the following escrow accounts:

     o $2,145,870 in a Leasing Reserve, to fund leasing costs incurred with respect to new leases of any of the properties.

     o $255,000 in a Centennial Renewal Reserve, to fund leasing costs and fees and/or (up to $100,000 in the aggregate, over the life of this reserve) free rent and other tenant incentives, in connection with the renewal or reletting of vacant premises at the Centennial property.

     o $1,492,519 in a Longmont Earn-Out Reserve, to cover the Borrower's maximum obligation under the Longmont Sale Agreement, under which it is obligated to pay to LMC MOB LLC, the seller of the Longmont property, an additional purchase price for certain eligible leases that are entered into after December 22, 2003.

     o $294,239 in a Longmont Vacant Space Reserve, to fund operating and maintenance expenses incurred by the Borrower attributable to vacant spaces at the Longmont property.

(4) The Borrower is required to make monthly payments of 1/12 of annual insurance premiums and 1/12 of the annual taxes. The amounts shown are the current monthly collections.

(5)      Occupancy is based on rent rolls dated January 1, 2004.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

THE PPG PORTFOLIO 1 LOAN

     THE LOAN. The seventh largest loan (the "PPG Portfolio 1 Loan") as evidenced by the Promissory Note (the "PPG Portfolio 1 Note") is secured by three first priority Fee Deeds of Trust and Security Agreements (collectively, the "PPG Portfolio 1 Mortgage") encumbering three medical office properties, located in Longmont, Colorado; Phoenix, Arizona; and Centennial, Colorado (the "PPG Portfolio 1 Properties"). The PPG Portfolio 1 Loan was originated on December 22, 2003, by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is PPG MOB Fund IA LLC, a Delaware limited liability company (the "PPG Portfolio 1 Borrower") that owns no material asset other than the PPG Portfolio 1 Properties and related interests. The Borrower is a special-purpose, bankruptcy-remote entity that consists of the Partners Property Group, LLC; the Neenan Group; Peak Holdings, LLC; Ben and Michael Bolag, and Larry Bullock.

     THE PROPERTIES

     The Longmont Property, located in Longmont, CO, is located on South Main Street (US 287). The Longmont Property was originally constructed in 2002 and consists of a 103,542 square foot, 2 story medical office building. A number of the tenants work together to form the Front Range Institute for Muscoskeletal Care, a group designed to provide a full range of medical services. The Longmont Property is situated on approximately 7.5 acres and contains 359 parking spaces. The Gateway Property, located in Phoenix, AZ, is located on Cofco Center Court, immediately north of the intersection of N. 44 Street and E. Van Buren Avenue. The Gateway Property was originally constructed in 2002 and consists of a 76,731 square foot, 2 story medical office building. The Gateway Property is situated on approximately 4.8 acres and contains 350 parking spaces.

         The Centennial Property, located in Centennial, CO, is located on E. Arapahoe Road, west of Jordan Road. The Centennial Property was originally constructed in 1998 and consists of a 56,173 square foot, 3 story medical office building. It is situated on approximately 5.3 acres and contains 361 parking spaces. The property is connected via a second floor walkway to the Centennial Medical Center and has cross-access agreements with the remainder of the Centennial Medical Center for surface parking spaces.


------------------------- ------------------ ------------------- ------------ ------------- ------------ ------------ ---------
                                               ALLOCATED LOAN                  OWNERSHIP       YEAR
        PROPERTY              LOCATION       AMOUNT / EXPECTED    PROPERTY      INTEREST      BUILT/      OCCUPANCY   SQUARE
                                              MATURITY BALANCE      TYPE                     RENOVATED                  FEET
------------------------- ------------------ ------------------- ------------ ------------- ------------ ------------ ---------
       Longmont               Longmont, CO     $18,947,232 /       Office        Fee        2002 / NAP      73.9%      103,542
                                                $18,947,232
------------------------- ------------------ ------------------- ------------ ----------- -------------- ------------ ---------
       Gateway                Phoenix, AZ      $16,035,000 /       Office        Fee        2002 / NAP      91.9%      76,731
                                                $16,035,000
------------------------- ------------------ ------------------- ------------ ----------- -------------- ------------ ---------
       Centennial             Centennial,      $ 9,697,500 /       Office        Fee        1998 / NAP      94.0%      56,173
                              CO                 $9,697,500



-------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
                                         AVERAGE BASE      % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE     CUMULATIVE % OF
                             # OF        RENT PER SF      SQUARE FEET    OF SF ROLLING   RENTAL REVENUES    TOTAL BASE RENTAL
          YEAR              SPACES         ROLLING          ROLLING                          ROLLING        REVENUES ROLLING
                            ROLLING
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
         Vacant               10            $0.00              15%            15%               0%                   0%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
       2004 & MTM              2            $21.97              2%            18%               2%                   2%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
          2005                 7            $20.09              9%            27%               9%                  12%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
          2006                 0            $0.00               0%            27%               0%                  12%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
          2007                 2            $20.77              2%            29%               2%                  14%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
          2008                 3            $19.74              4%            33%               4%                  18%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
          2009                 3            $20.08              5%            38%               5%                  23%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
          2010                 2            $19.39              1%            40%               1%                  25%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
          2011                 0            $0.00               0%            40%               0%                  25%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
          2012                 7            $21.07              9%            49%              10%                  35%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
          2013                 2            $17.81              3%            52%               2%                  37%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
     2014 & Beyond            10            $25.88             48%           100%              63%                 100%
-------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The PPG Portfolio 1 Properties are managed by NDG Property Management LLC ("NDG"), a Delaware limited liability company.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Goldman Sachs provided $16,203,946 of fixed-rate preferred equity at a blended rate of approximately 14.6% on a 5-year term with no amortization for the overall six-property transaction (PPG Portfolios 1 & 2).

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. The PPG Portfolio 1 Borrower may release of one or more of the PPG Portfolio 1 Properties through a partial defeasance of the PPG Portfolio 1 Loan, based on 125% of the allocated loan amount of the PPG Portfolio 1 Property to be released, provided that, after giving effect to the release of any property, the ratio of the outstanding principal balance of the undefeased note to the appraised value of the remaining PPG Portfolio 1 Properties is not greater than 70% on both a cumulative and individual property basis and the DSCR for the remaining PPG Portfolio 1 Properties on both a cumulative and individual property basis is not less than the greater of the DSCR prior to the partial defeasance and 1.35x. The PPG Portfolio 1 Borrower may also release a portion of the Centennial property for purposes of lot-line adjustments at any time prior to January 8, 2009.

Certain additional information regarding the PPG Portfolio 1 Loan and the PPG Portfolio 1 Property is set forth on Appendix II hereto.









--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 18-20 - PPG PORTFOLIO 1
--------------------------------------------------------------------------------



                              [Photo of Property]





--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 18-20 - PPG PORTFOLIO 1
--------------------------------------------------------------------------------



                               [Map of Property]




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 21 - STONE RIDGE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------     -----------------------------------------------------------
                         LOAN INFORMATION                                                     PROPERTY INFORMATION
------------------------------- --------------------- --------------     ----------------------- ------------ ----------------------
ORIGINAL BALANCE:               $40,000,000                              SINGLE                  Single
                                                                         ASSET/PORTFOLIO:        Asset
CUT-OFF DATE BALANCE:           $40,000,000                              PROPERTY TYPE:          Multifamily
SHADOW RATING (MOODY'S / S&P):  Aa3 / AAA                                PROPERTY SUB-TYPE:      Garden
FIRST PAYMENT DATE:             September 5, 2002                        LOCATION:               Ashburn, VA
INTEREST RATE:                  5.640%                                   YEAR BUILT/RENOVATED:   2001 / NAP
AMORTIZATION:                   Interest only                            OCCUPANCY(3):           97.0%
ARD:                            NAP                                      SQUARE FOOTAGE:         625,764
HYPERAMORTIZATION:              NAP                                      THE COLLATERAL:         36-building, 630 unit apartment
                                                                                                 complex
MATURITY DATE:                  August 5, 2012                           OWNERSHIP INTEREST:     Fee
EXPECTED MATURITY BALANCE:      $40,000,000                              PROPERTY MANAGEMENT:    Archstone-Smith Communities LLC
SPONSORS:                       JP Morgan and Archstone-Smith            U/W NET OP. INCOME:     $5,988,480
INTEREST CALCULATION:           Actual/360                               U/W NET CASH FLOW:      $5,830,980
CALL PROTECTION:                Lockout through the earlier of           APPRAISED VALUE:        $81,500,000
                                July 31, 2005 or 2 years after           CUT-OFF DATE LTV:       49.1%
                                the REMIC "start-up" day, with           MATURITY DATE LTV:      49.1%
                                U.S. Treasury defeasance thereafter.     DSCR:                   2.55x
                                Prepayable without penalty from and
                                after February 5, 2012.



LOAN PER UNIT:                  $63,492.06
UP-FRONT RESERVES:              None
ONGOING RESERVES(1):            RE Tax:               Springing
                                Insurance:            Springing
LOCKBOX(2):                     Springing
--------------------------------------------------------------------     -----------------------------------------------------------

(1) The Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. However, Borrower is not required to escrow for taxes provided no event of default exists and the DSCR, as determined by Lender, is not less than 1.25x. Borrower is not required to escrow for insurance provided no event of default exists and Borrower maintains a blanket insurance policy acceptable to Lender.

(2) Upon the occurrence of an event of default, or upon the occurrence of a cash flow sweep period, which means any period during which DSCR falls below 1.25x, Borrower shall (i) enter into a Cash Management Agreement on Lender's then customary form and meeting Rating Agency requirements and
     (ii) notify and advise each tenant under each lease to send directly to such lockbox account all payments of rent, pursuant to an instruction letter in form acceptable to Lender.

(3)  Occupancy is based on the rent roll dated November 10, 2003.

THE STONE RIDGE LOAN

     THE LOAN. The eighth largest loan (the "Stone Ridge Loan") as evidenced by the Promissory Note (the "Stone Ridge Note") is secured by a first priority Fee Deed of Trust and Security Agreement (the "Stone Ridge Mortgage") encumbering a 630-unit apartment complex known as Stone Ridge Apartments, located in Ashburn, Virginia (the "Stone Ridge Property"). The Stone Ridge Loan was originated on July 31, 2002 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is ASN Stone Ridge LLC, a Delaware limited liability company (the "Stone Ridge Borrower") that owns no material asset other than the Stone Ridge Property and related interests. The Stone Ridge Borrower is a newly created entity comprised of JP Morgan Investment Management (60%) and Archstone-Smith (40%). Archstone-Smith is a real estate investment trust that owns, develops, acquires and operates apartment communities in protected markets in the United States with limited land for new apartment construction, strong employment growth and expensive single-family homes. Archstone-Smith reports control of assets valued at $8.3 billion and had approximately $728 million in net income in 2001.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

         THE PROPERTY. The Stone Ridge Property is located at 19900 Broad Vista Terrace in Ashburn, Virginia, approximately 30 miles from Washington, DC. The Stone Ridge Property, which is part of a neighborhood primarily developed with apartment and townhouse communities as well as Class A office campuses, contains 316 one-bedroom units with an average square feet of 813 and average rent of approximately $1,114 and 314 two-bedroom units with an average square feet of 1,174 and average rent of approximately $1,411. The Stone Ridge Property was originally constructed in 2001 and consists of a 630-unit apartment complex on approximately 43.7 acres containing 102 garage parking spaces and 1,158 open parking spaces.


------------------------------------------------------------------------------------------------------------------------------
                                                      UNIT MIX SUMMARY
--------------------------------- ------------------------------ ------------------------------ ------------------------------
           UNIT TYPE                      NO. OF UNITS                 AVG. SQUARE FEET          AVG. MONTHLY RENT PER UNIT(1)
--------------------------------- ------------------------------ ------------------------------ ------------------------------
          One Bedroom                          316                            813                           1,114
--------------------------------- ------------------------------ ------------------------------ ------------------------------
          Two Bedroom                          314                          1,174                           1,411
--------------------------------- ------------------------------ ------------------------------ ------------------------------
   TOTAL / WEIGHTED AVERAGES                   630                            993                           1,263
--------------------------------- ------------------------------ ------------------------------ ------------------------------

     (1) Calculations exclude vacant units and are based on monthly rent net of amortized concessions



     PROPERTY MANAGEMENT. The Stone Ridge Property is managed by Archstone-Smith Communities LLC, which is affiliated with the sponsor.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

Certain additional information regarding the Stone Ridge Loan and the Stone Ridge Property is set forth on Appendix II hereto.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 21 - STONE RIDGE APARTMENTS
--------------------------------------------------------------------------------



                             [Photo of Properties]




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 21 - STONE RIDGE APARTMENTS
--------------------------------------------------------------------------------


                               [Map of Proptery]



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 22 - INTERNATIONAL PLAZA
--------------------------------------------------------------------------------

-------------------------------------------------------------------  -------------------------------------------------------------
                          LOAN INFORMATION                                                PROPERTY INFORMATION
------------------------------- ---------------------- ------------  ------------------------ ------------- ----------------------
ORIGINAL BALANCE(1):            $38,101,814                          SINGLE ASSET/PORTFOLIO:  Single Asset
CUT-OFF DATE BALANCE(1):        $37,366,296                          PROPERTY TYPE:           Retail
SHADOW RATING (MOODY'S / S&P):  Baa3 / AA-                           PROPERTY SUB-TYPE:       Anchored
FIRST PAYMENT DATE:             February 11, 2003                    LOCATION:                Tampa, FL
INTEREST RATE:                  4.205%                               YEAR BUILT/RENOVATED:    2001
AMORTIZATION:                   30 years                             OCCUPANCY(3):            96.6%
ARD:                            NAP                                  SQUARE FOOTAGE(4):       1,225,466
HYPERAMORTIZATION:              NAP                                  THE COLLATERAL:          Two-level anchored super-regional mall
MATURITY DATE:                  January 8, 2008                      OWNERSHIP INTEREST:      Leasehold
SPONSORS:                       The Taubman Realty Group Limited     ANCHORS(5):              Dillard's (240,000 sf), Nordstrom
                                Partnership and Ivanhoe Cambridge                             (166,401 sf), Lord & Taylor (139,522
                                                                                              sf) and Neiman Marcus (96,053 sf)
INTEREST CALCULATION:           Actual/360
                                                                                                         BASE RENT        LEASE
                                                                     MAJOR IN-LINE TENANTS     % NRSF        PSF        EXPIRATION
                                                                     ------------------------ ---------- ------------ --------------
CALL PROTECTION:                Lockout through December 7, 2005.    Forever 21                 2.0%       $40.00       01/31/2012
                                Prepayable between December 8, 2005
                                and February 8, 2006 upon payment
                                of the amount by which the present
                                value of future payments,
                                discounted by using the then
                                applicable treasury rate exceeds
                                the principal amount prepaid.
                                U.S. Treasury defeasance between
                                February 9, 2006 and December 7,
                                2007. Prepayable without penalty
                                from and after December 8, 2007.
                                                                     Limited(6)                 1.8%       $40.00       01/31/2012
                                                                     Kahunaville                1.6%       $23.50       01/31/2016
                                                                     Cheesecake Factory         1.0%       $25.29       01/31/2021

LOAN PER SF(1):                 $153.65                              PROPERTY MANAGEMENT:     The Taubman Company LLC
UP-FRONT RESERVES:              None                                 NOI:                     $24,683,737
ONGOING RESERVES(2):            RE Tax :                Springing    U/W NET CASH FLOW:       $24,047,181
                                Insurance:              Springing    APPRAISED VALUE:         $310,000,000
                                TI/LC:                  Springing    CUT-OFF DATE LTV(1):     60.7%
                                Ground Lease Rent:      Springing    MATURITY DATE LTV(1):    56.5%
LOCKBOX:                        Hard                                 DSCR(1):                 2.13x
-------------------------------------------------------------------  ----------------------------- -------------- ------------------

(1) The subject $38,101,814 loan represents a 19.8% pari passu interest in a $192,000,000 first mortgage LOAN. All Loan per SF, LTV and DSCR numbers in this table are based on the $188,293,627 cut-off date balance of the total $192,000,000 loan.

(2) The Borrower must establish reserves for real estate taxes, insurance premiums, rollover costs and rents payable under the ground lease during any "Trigger Period", which will commence upon an event of default or if DSCR falls below 1.23x and will end upon the curing of such default or if DSCR is 1.23x or greater for two consecutive calendar quarters, as applicable. The required monthly escrow for insurance will be 1/12 of annual insurance premiums and for taxes will be 1/12 of annual real estate taxes. The required monthly escrow for rollover costs will be $51,000. The required monthly escrow for ground lease rent is based on the calculation of the sum of "Land Rent" and "Development Rent" pursuant to the related Ground Lease.

(3) Based on the rent roll dated May 1, 2003. Occupancy includes anchors. In-line occupancy is 92.9%.

(4) Includes 641,976 sf of anchor-owned space that is not included in the collateral for the loan.

(5) Lord & Taylor has announced its intention to close its store at International Plaza.

(6)  Limited tenants include Bath & Body Works, Express and Victoria's Secret.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

THE INTERNATIONAL PLAZA LOAN

     THE LOAN. The ninth largest loan (the "International Plaza Loan") as evidenced by the Promissory Note (the "International Plaza Note") is secured by a first priority Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement (the "International Plaza Mortgage") encumbering a super regional shopping center containing approximately 1,225,466 square feet (of which 583,490 square feet are collateral) known as International Plaza, located in Tampa, Florida (the "International Plaza Property"). The International Plaza Loan was originated on December 23, 2002 by Morgan Stanley Mortgage Capital Inc.


     THE BORROWER. The borrower under the International Plaza Loan is Tampa Westshore Associates Limited Partnership (the "International Plaza Borrower"), a Delaware limited partnership controlled by Taubman Realty Group Limited Partnership and Ivanhoe Cambridge. The International Plaza Borrower was formed in 1994 and was not initially structured as a bankruptcy remote entity; however, in connection with the origination of the International Plaza Loan, the International Plaza Borrower agreed to comply with certain special purpose entity covenants. Taubman Realty Group Limited Partnership is a fully integrated real estate investment trust and a developer, owner and manager of high-end regional malls in the United States. Taubman's portfolio includes approximately 30 regional malls totaling over 34.5 million square feet. Ivanhoe Cambridge is a Canadian property manager, developer and investor, with a portfolio that includes approximately 50 regional and super regional shopping centers comprising over 49 million square feet.

     THE PROPERTY. The International Plaza property (the "International Plaza Property") opened on September 14, 2001 and consists of a 1,225,466 square foot, two-level super regional mall that is anchored by Dillard's (240,000 sf), Nordstrom (166,401 sf), Lord & Taylor (139,522 sf) and Neiman Marcus (96,053 sf) and includes over 170 in-line stores. One of the anchor stores, Lord & Taylor, recently announced that it was planning to close a substantial number of its stores, including its store at the International Plaza Property. Each of the anchor stores owns its store, which is not included in the International Plaza Loan collateral.

     The International Plaza Property is adjacent to Tampa International Airport and is accessible from Interstate-275 and Route 60. According to Landauer Realty Group, the estimated 2001 population for the mall's primary trade area was 600,730 and for the combined primary and secondary trade areas was 1,850,752.

     GROUND LEASE. The International Plaza Borrower's interest in International Plaza consists of a leasehold interest created under a ground lease (the "International Plaza Ground Lease") with the Hillsborough County Aviation Authority. The International Plaza Ground Lease expires in 2080. The annual rent under the International Plaza Ground Lease underwritten by the lender is $644,980. Beginning on September 14, 2015, and on each fifth anniversary of such date, a partial amount of the annual rent is subject to an increase based on the lesser of 10% or the percentage increase in the Consumer Price Index for all Urban Consumers.

---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
                                                 LEASE ROLLOVER SCHEDULE
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
                                                                                        % OF BASE
                                       AVERAGE BASE                                      RENTAL         CUMULATIVE % OF
                        # OF LEASES     RENT PER SF     % OF TOTAL    CUMULATIVE %      REVENUES          BASE RENTAL
        YEAR              ROLLING         ROLLING       SF ROLLING    OF SF ROLLING      ROLLING        REVENUES ROLLING
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
       Vacant               14             $0.00            3%             3%              0%                  0%
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
     2003 & MTM              1            $48.91            0%             3%              0%                  0%
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
        2004                 0             $0.00            0%             3%              0%                  0%
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
        2005                 1           $1,270.83          0%             3%              1%                  1%
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
        2006                 9            $69.03            1%             4%              3%                  4%
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
        2007                 6            $67.63            1%             5%              2%                  6%
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
        2008                16            $61.03            2%             7%              5%                 11%
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
        2009                18            $60.36            2%             8%              6%                 18%
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
        2010                 1            $32.17            0%             9%              1%                 18%
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
        2011                70            $45.59            15%            24%             35%                54%
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
        2012                37            $44.50            12%            36%             29%                83%
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
        2013                 7            $30.47            2%             39%             4%                 87%
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------
    2014 & Beyond           20             $4.12            61%           100%             13%                100%
---------------------- -------------- ---------------- -------------- -------------- ---------------- ---------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The International Plaza Property is managed by the Taubman Company LLC, which is an affiliate of the International Plaza Borrower. The management agreement is subordinate to the International Plaza Loan and is terminable upon the acceleration of the International Plaza Loan.

     MEZZANINE DEBT. Not allowed.

     ADDITIONAL DEBT (NOT INCLUDING TRADE DEBTS). None permitted, except for operational debt incurred in the financing of equipment and other personal property, provided the debt is not more than 60 days past due, incurred in the ordinary course of business and does not exceed $8,500,000 in the aggregate at any one time.

Certain additional information regarding the International Plaza Loan and the International Plaza Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 22 - INTERNATIONAL PLAZA
--------------------------------------------------------------------------------




                              [Photo of Proptery]




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 22 - INTERNATIONAL PLAZA
--------------------------------------------------------------------------------


                               [Map of Property]



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NOS. 23-25 - PPG PORTFOLIO 2
--------------------------------------------------------------------------------

-------------------------------------------------------------------   ------------------------------------------------------------
                         LOAN INFORMATION                                                   PROPERTY INFORMATION
-------------------------------------------------------------------   ------------------------------------------------------------
ORIGINAL BALANCE:               $36,340,000                           SINGLE ASSET/PORTFOLIO:    Portfolio of 3 assets
CUT-OFF DATE BALANCE:           $36,340,000                           PROPERTY TYPE:             Office
SHADOW RATING (MOODY'S / S&P):  NAP                                   PROPERTY SUB-TYPE:         Medical/Suburban
FIRST PAYMENT DATE:             February 8, 2004                      LOCATION:                  Fort Collins, CO; Golden, CO; South
                                                                                                 Bend, IN
INTEREST RATE:                  4.930%                                YEAR BUILT/RENOVATED:      See table on following page
AMORTIZATION:                   Interest only                         OCCUPANCY(4):              98.3%
ARD(1):                         January 8, 2009                       SQUARE FOOTAGE:            198,900
HYPERAMORTIZATION:              From and after the ARD, the loan      THE COLLATERAL:            2 medical and 1 suburban office
                                interest rate steps up to the                                    properties
                                greater of 9.93% and the then
                                applicable treasury rate plus
                                5.0%; additional payments to
                                principal will be required
                                according to Section 5(b) (ii) of
                                the Cash Management Agreement
                                until the loan is paid in full.
                                                                      OWNERSHIP INTEREST:        Fee
                                                                      MAJOR TENANTS(5)            % NRSF   BASE RENT       LEASE
                                                                                                              PSF        EXPIRATION
MATURITY DATE:                  January 8, 2024                       SOUTH BEND: Allied
                                                                      Physicians Surgery Center   53.1%      $23.34      12/14/2018

EXPECTED ARD BALANCE:           $36,340,000
SPONSOR:                        Partners Property Group, LLC          PANORAMA: Panorama
                                                                      Orthopedics, P.C.           48.2%      $21.66      05/30/2015

INTEREST CALCULATION:           Actual/360
CALL PROTECTION:                Lockout through the earlier of        PRESTON:  Poudre Valley
                                December 22, 2008 or 2 years          Health                      33.3%      $15.00      09/30/2008
                                after the REMIC "start-up" day,
                                with U.S. Treasury defeasance
                                thereafter.  Prepayable without
                                penalty from and after October 8,
                                2008.



LOAN PER SF(2):                 $182.70                               PROPERTY MANAGEMENT:       NDG Property Management LLC
UP-FRONT RESERVES(3):           Required Repairs:     $30,663         U/W NET OP. INCOME(2):     $3,809,315
                                Insurance Fund:       $17,912         U/W NET CASH FLOW(2):      $3,467,207
                                Leasing:              $174,209        APPRAISED VALUE(2):        $48,500,000
                                Preston Renewal:      $275,000        CUT-OFF DATE LTV(2):       74.9%
                                Preston Burn-Off      $795,690        MATURITY DATE LTV(2):      74.9%
                                Rent:
ONGOING RESERVES(3):            RE Tax:               $22,239 /       DSCR(2):                   1.91x
                                                      month
                                Insurance:            $4,097 /
                                                      month
LOCKBOX:                        Hard
-------------------------------------------------------------------   ------------------------------------------------------------


(1) The Borrower has an option to extend ARD for a period of 90 days, provided there is no event of default and the Borrower pays a fee of 0.25% of the outstanding principal of the Loan.

(2) Loan per SF, Occupancy, Square Footage, UW Net Op Income, U/W Net Cash Flow, Appraised Value, Cut-Off Date LTV, Maturity Date LTV and DSCR and certain Up-Front and Ongoing Reserves are all calculated on a combined property basis.

(3)  At the loan closing, the Borrower funded the following escrow accounts:

     o $174,209 in a Leasing Reserve, to fund leasing costs incurred with respect to new leases at any of the properties.

     o $275,000 in a Preston Renewal Reserve, to fund leasing costs and other leasing fees, including marketing and legal fees, incurred (i) to enter into leases of premises at the Preston property that are vacated after December 22, 2003 to the extent such costs exceed the funds available in the Leasing Reserve, (ii) to extend or renew existing leases at the Preston property or (iii) otherwise with Lender's approval.

     o $795,690 in a Preston Burn-Off Rent Reserve, to compensate Borrower, until December 22, 2008, for the absence of base rent and tenants' share of certain expenses relating to 5,389 square feet of vacant space at the Preston property and leasing costs with respect to certain leases of that vacant space.

     o $264,453 in a Vacant Space Reserve, to cover the operating and maintenance expenses of vacant spaces at the South Bend, Panorama and Preston properties or the PPG 1 Properties.

o The Borrower is required to make monthly payments of 1/12 of annual insurance premiums and 1/12 of the annual taxes for two of the three properties. The amounts shown are the current monthly collections. With respect to the South Bend property, no amount is required to be deposited for taxes or insurance.

(4) Occupancy is based on rent rolls dated January 1, 2004. For purposes of calculating occupancy, a 5,389 SF space in the PPG Portfolio 2 - Preston Property is considered occupied because the seller of the property has executed a lease through December 14, 2008 and has escrowed with the lender all rent due for the term of the lease ("Preston Burn-Off Rent"). The seller does not occupy this leased space.

(5)  Tenants are selected and numbers are calculated on a per property basis


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

THE PPG PORTFOLIO 2 LOAN


     THE LOAN. The tenth largest loan (the "PPG Portfolio 2 Loan") as evidenced by the Promissory Note (the "PPG Portfolio 2 Note") is secured by a first priority Fee Deed of Trust and Security Agreement (the "PPG Portfolio 2 Mortgage") encumbering two medical and one suburban office property, located in Fort Collins, Colorado; Golden, Colorado; and South Bend, Indiana (the "PPG Portfolio 2 Properties"). The PPG Portfolio 2 Loan was originated on December 22, 2003, by or on behalf of Morgan Stanley Mortgage Capital Inc.

         THE BORROWER. The borrower is PPG MOB Fund IB LLC, a Delaware limited liability company (the "PPG Portfolio 2 Borrower") that owns no material asset other than the PPG Portfolio 2 Properties and related interests. The Borrower is a special-purpose, bankruptcy-remote entity that consists of the Partners Property Group, LLC, the Neenan Group, Peak Holdings, LLC, Ben and Michael Bolag and Larry Bullock.


         THE PROPERTY.

         The South Bend property, located in South Bend, IN, consists of two recently built medical office buildings on Carmichael Drive. 53880 Carmichael Drive is a two-story medical office building. 53990 Carmichael Drive is a single-story facility with future expansion capability. Both buildings were originally constructed in 2000 with net square feet of 77,393. The South Bend Property is situated on approximately 10.1 acres and contains 315 parking spaces.

         The Panorama property, located in Golden, CO, is located on Golden Ridge Road. The Panorama Property was originally constructed in 2000 and consists of a 64,568 square foot, two-story medical office building. The Panorama Property is situated on approximately 6.9 acres and contains 241 parking spaces.

         The Preston property, located in Fort Collins, CO, is located on East Harmony Road. The Preston Property was originally constructed in 2001 and consists of a 56,939 square foot three-story suburban (non-medical use) office building. The Preston Property is situated on approximately 3.8 acres and contains 189 parking spaces.

----------------------- -------------------- --------------- -------------- ----------- ------------- ----------- ------------
                                               ALLOCATED                    OWNERSHIP   YEAR BUILT/
       PROPERTY              LOCATION         LOAN AMOUNT    PROPERTY TYPE   INTEREST    RENOVATED    OCCUPANCY       SF
----------------------- -------------------- --------------- -------------- ----------- ------------- ----------- ------------
      South Bend             South Bend, IN  $15,297,500 /      Office         Fee        2000 / NAP     100%        77,393
                                              $15,297,500
----------------------- -------------------- --------------- -------------- ----------- ------------- ----------- ------------
      Panorama               Golden, CO      $12,710,000 /      Office         Fee       2000 / NAP      100%        64,568
                                              $12,710,000
----------------------- -------------------- --------------- -------------- ----------- ------------- ----------- ------------
      Preston                Fort Collins,    $8,332,500 /      Office         Fee       2001 / NAP     94.2%        56,939
                             CO                $8,332,500
----------------------- -------------------- --------------- -------------- ----------- ------------- ----------- ------------

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
                                         AVERAGE BASE      % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE    CUMULATIVE % OF
                             # OF        RENT PER SF      SQUARE FEET    OF SF ROLLING   RENTAL REVENUES   TOTAL BASE RENTAL
          YEAR              SPACES         ROLLING          ROLLING                          ROLLING        REVENUES ROLLING
                            ROLLING
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
         Vacant                1            $0.00              2%              2%              0%                  0%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
       2004 & MTM              0            $0.00              0%              2%              0%                  0%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2005                 1            $16.48             1%              3%              1%                  1%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2006                 0            $0.00              0%              3%              0%                  1%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2007                 2            $17.73             2%              5%              2%                  3%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2008                 5            $15.64            17%             22%             13%                 17%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2009                 2            $16.46             6%             29%              5%                 22%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2010                 0            $0.00              0%             29%              0%                 22%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2011                 0            $0.00              0%             29%              0%                 22%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2012                 0            $0.00              0%             29%              0%                 22%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2013                 0            $0.00              0%             29%              0%                 22%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
     2014 & Beyond             6            $21.85            71%            100%             78%                100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The PPG Portfolio 2 Properties are managed by NDG Property Management LLC ("NDG"), a Delaware limited liability company.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Goldman Sachs provided $16,203,946 of fixed-rate preferred equity at a blended rate of approximately 14.6% on a 5-year term with no amortization for the overall six-property transaction (PPG Portfolios 1 & 2).

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. The PPG Portfolio 2 Borrower may release one or more of the PPG Portfolio 2 Properties through a partial defeasance of the PPG Portfolio 2 Loan, based on 125% of the allocated loan amount of the PPG Portfolio 2 Property to be released provided that, among other things, after giving effect to the release of any property, the ratio of the outstanding principal balance of the undefeased note to the appraised value of the remaining PPG Portfolio 2 Properties is equal to or less than 70% on a cumulative and individual property basis and the DSCR for the remaining PPG Portfolio 2 Properties on a cumulative and individual property basis is not less than the greater of the DSCR of the PPG Portfolio 2 Properties prior to the partial defeasance and 1.35x.

Certain additional information regarding the PPG Portfolio 2 Loan and the PPG Portfolio 2 Properties is set forth on Appendix II hereto.









--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 23-25- PPG PORTFOLIO 2
--------------------------------------------------------------------------------




                              [Photo of Property]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 23-25- PPG PORTFOLIO 2
--------------------------------------------------------------------------------



                               [Map of Property]



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------